SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant /X/
Filed by a Party other than the Registrant /_/

Check the appropriate box:

/_/ Preliminary Proxy Statement
/_/ Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
/X/ Definitive Proxy Statement
/_/ Definitive Additional Materials
/_/ Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                           RCM TECHNOLOGIES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/ No Fee Required.

/_/ Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0.11.

    1) Title of each class of securities to which transaction applies:

    ____________________________________________________________________________

    2) Aggregate number of securities to which transaction applies:

    ____________________________________________________________________________

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    ____________________________________________________________________________

    ____________________________________________________________________________

    ____________________________________________________________________________

    ____________________________________________________________________________

    ____________________________________________________________________________

    4) Proposed maximum aggregate value of transaction:

    ____________________________________________________________________________

    5) Total fee paid:

    ____________________________________________________________________________

    /_/ Fee paid previously with preliminary materials.

    ____________________________________________________________________________

    /_/ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

    ____________________________________________________________________________

    2) Form, Schedule or Registration No.:

    ____________________________________________________________________________

    3) Filing Party:

    ____________________________________________________________________________

    4) Date filed:

    ____________________________________________________________________________

 [RCM LOGO]

                                February 26, 1999

        Dear Stockholder:

             You are cordially invited to attend the Annual Meeting of Stockholders of RCM Technologies, Inc. (the "Company") which will be held at the Philadelphia Marriott Hotel, 1201 Market Street, Philadelphia, Pennsylvania on Wednesday, April 21, 1999, at 6:00 p.m., local time. Your Board of Directors and management look forward to personally greeting those stockholders able to attend.

             At the meeting, stockholders will be asked to elect two directors, to consider and approve the Company's Amended and Restated 1996 Executive Stock Plan, to ratify the appointment of Grant Thornton LLP as the Company's independent auditors for the fiscal year ending October 31, 1999, and to consider such other matters as may properly come before the meeting or any adjournment(s) thereof. These matters are discussed in greater detail in the accompanying Proxy Statement.

             Your Board of Directors recommends a vote FOR the election of directors, FOR approval of the Amended and Restated 1996 Executive Stock Plan and FOR the ratification of Grant Thornton LLP as the Company's independent auditors.

             Regardless of the number of shares you own or whether you plan to attend, it is important that your shares be represented and voted at the meeting. You are requested to sign, date and mail the enclosed proxy promptly.

             We wish to thank our stockholders for their participation and support.

                                        Sincerely,

                                        /s/ Leon Kopyt
                                        --------------------------------
                                        Leon Kopyt
                                        Chairman of the Board and
                                        Chief Executive Officer

                             RCM TECHNOLOGIES, INC.
                             2500 MCCLELLAN AVENUE
                          PENNSAUKEN, NEW JERSEY 08109

                         ------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                           TO BE HELD APRIL 21, 1999

                         ------------------------------

To the Stockholders of RCM Technologies, Inc.:

     Notice is hereby given that the Annual Meeting of Stockholders of RCM Technologies, Inc. (the "Company") will be held on Wednesday, April 21, 1999, at 6:00 p.m., local time, at the Philadelphia Marriott Hotel, 1201 Market Street, Philadelphia, Pennsylvania, for the following purposes:

          1. To elect two Class C directors, each to serve until the expiration of his term and until his successor is elected and qualified;

          2. To consider and approve adoption of the Company's Amended and Restated 1996 Executive Stock Plan;

          3. To ratify the appointment by the Board of Directors of Grant Thornton LLP as independent auditors for the Company for the fiscal year ending October 31, 1999; and

          4. To transact such other business as may properly come before the meeting or any adjournment(s) thereof.

     The Board of Directors has fixed February 19, 1999, as the record date for the determination of stockholders entitled to vote at the meeting. Only stockholders of record at the close of business on that date will be entitled to notice of, and to vote at, the meeting or any adjournment(s) thereof.

     You are cordially invited to attend the meeting in person. Whether or not you expect to attend the meeting in person, you are requested to sign, date and return the enclosed proxy to ensure that your shares will be represented at the meeting. Giving your proxy will not affect your right to vote in person should you later decide to attend the meeting. Please return your proxy promptly in the enclosed envelope which requires no postage if mailed within the United States. If you attend the meeting, you may vote your shares personally, even though you have sent in your proxy.

                       By Order of the Board of Directors,

                                         /s/ Leon Kopyt
                                        --------------------------------
                                         Leon Kopyt
                                          Chairman of the Board and
                                          Chief Executive Officer

Pennsauken, New Jersey
February 26, 1999

                             RCM TECHNOLOGIES, INC.
                             2500 MCCLELLAN AVENUE
                          PENNSAUKEN, NEW JERSEY 08109

                         ------------------------------

                                PROXY STATEMENT
                         ------------------------------

                         ANNUAL MEETING OF STOCKHOLDERS

                                 APRIL 21, 1999

     This Proxy Statement is furnished to stockholders of RCM Technologies, Inc., a Nevada corporation (the "Company"), in connection with the solicitation of proxies on behalf of the Board of Directors of the Company for use at the Annual Meeting of Stockholders of the Company to be held on Wednesday, April 21, 1999, at 6:00 p.m., local time, at the Philadelphia Marriott Hotel, 1201 Market Street, Philadelphia, Pennsylvania, and at any and all adjournments thereof for the purpose of considering and acting upon the matters referred to in the preceding Notice of Annual Meeting and more fully discussed below. The approximate date on which this Proxy Statement, the Notice of Annual Meeting and the accompanying form of proxy were first sent to stockholders is February 26, 1999.

QUORUM AND VOTING

     The presence, in person or by proxy, of the holders of a majority of shares of the Company's Common Stock issued and outstanding is necessary to constitute a quorum at the meeting. Shares represented at the meeting in person or by proxy but not voted will nevertheless be counted for purposes of determining the presence of a quorum. Accordingly, abstentions and broker non-votes (i.e., shares as to which a broker or nominee has indicated that it does not have discretionary authority to vote) on a particular matter, including the election of directors, will be treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum but will be treated as not voted for purposes of determining the decision of stockholders with respect to such matter. Directors will be elected by a plurality of the votes cast. Only votes cast for a nominee will be counted, except that proxies in the accompanying form which are property executed, duly returned to the Company and not revoked will be voted for the two nominees named therein absent instructions therein to the contrary. Approval of the Company's Amended and Restated 1996 Executive Stock Plan and ratification of the appointment by the Board of Directors of Grant Thornton LLP to serve as independent auditors of the Company for the fiscal year ending October 31, 1999 each requires the affirmative vote of a majority of the votes cast with respect to such proposal, assuming that a quorum (determined in the manner described above) is present or represented at the meeting.

     Proxies in the accompanying form which are properly executed, duly returned to the Company and not revoked will be voted in accordance with the instructions therein. IN THE ABSENCE OF INSTRUCTIONS TO THE CONTRARY, SUCH PROXIES WILL BE VOTED FOR THE ELECTION OF EACH OF THE NOMINEES NAMED IN THE PROXY AND IN FAVOR OF PROPOSALS 2 AND 3. No matter is expected to be considered at the meeting other than the proposals set forth in the accompanying Notice of Annual Meeting, but if any other matters are properly brought before the meeting for action, it is intended that the persons named in the proxy and acting thereunder will vote in accordance with their discretion on such matters. The presence at the meeting of a stockholder who has given a proxy will not revoke such proxy. However, a proxy may be revoked at any time before it is voted by written notice to the Company, addressed to Stanton Remer, Secretary, at the principal offices of the Company or by giving written notice to the Company at the meeting; however, the revocation of a proxy shall not be effective until written notice of such revocation has been received by the Company and such revocation shall not affect a vote on any matter cast prior to such receipt.
     The enclosed proxy confers discretionary authority to vote with respect to matters other than the proposals set forth in the accompanying Notice of Annual Meeting that may come before the meeting. In connection with any such matters, the persons named in the enclosed proxy will vote in accordance with their best judgment.

RECORD DATE AND SHARES OUTSTANDING

     The close of business on February 19, 1999 has been fixed as the record date (the "Record Date") for the determination of stockholders entitled to receive notice of, and to vote at, the meeting. The stock transfer books will not be closed. At the close of business on the Record Date, there were issued and outstanding 10,477,476 shares of the Company's Common Stock. Each stockholder entitled to vote at the meeting will be entitled at the meeting to cast one vote in person or by proxy for each share of Common Stock held by such stockholder on the Record Date.

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS,
                            DIRECTORS AND MANAGEMENT

     The following table sets forth certain information, as of February 4, 1999, with respect to the "beneficial ownership," as such term is defined in the rules of the Securities and Exchange Commission (the "Commission"), of the Company's Common Stock by (i) each person who, to the knowledge of the Company, was the beneficial owner of more than five percent of the Company's outstanding Common Stock, (ii) the Company's Chief Executive Officer and the five other most highly compensated executive officers of the Company during the fiscal year ended October 31, 1998 (collectively, the "Named Officers"), (iii) each director of the Company and (iv) all directors and executive officers of the Company as a group.

                                                                            APPROXIMATE
                                                                           PERCENTAGE OF
                                                                            OUTSTANDING
                                                                NUMBER        COMMON
                            NAME                              OF SHARES        STOCK
                            ----                              ---------    -------------
Leon Kopyt (1)..............................................   1,032,123             9.2%
  c/o RCM Technologies, Inc.
  2500 McClellan Avenue, Suite 350
  Pennsauken, New Jersey 08109

Pilgrim Baxter & Associates, Ltd. (2).......................     924,000             8.8%
  825 Duportail Road
  Wayne, Pennsylvania 19087

Greenberg-Summit Management, L.L.C. (3).....................     775,000             7.4%
  600 Atlantic Avenue, Suite 2800
  Boston, Massachusetts 02110

Wellington Management Company, LLP (4)......................     755,000             7.2%
  75 State Street
  Boston, Massachusetts 02109

Wanger Asset Management, L.P. (5)...........................     580,000             5.5%
  227 West Monroe Street, Suite 3000
  Chicago, Illinois 60606

Stanton Remer (6)...........................................      60,000               *

Norman S. Berson (7)........................................      50,000               *

Robert B. Kerr (7)(8).......................................      50,000               *

Woodrow B. Moats, Jr. (7)(8)................................      50,000               *

Kevin D. Miller (9).........................................      40,200               *

Peter R. Kaminsky (10)......................................      35,465               *

Rocco Campanelli (11).......................................      13,000               *

Brian A. Delle Donne (12)...................................           0               *

All directors and officers as a group (9 persons)
  (1)(6)(7)(8)(9)(10)(11)(12)...............................   1,330,788            11.6%

------------------
 * Represents less than one percent of the Company's outstanding Common Stock.

                     (footnotes continued on following page)

(footnotes continued from preceding page)

 (1) Includes 690,000 shares issuable upon the exercise of options under the Company's stock option plans. Also includes 303,711 shares as to which Mr. Kopyt has sole voting power and 38,312 shares as to which Mr. Kopyt has sole voting power in the election of directors. Mr. Kopyt disclaims beneficial ownership of such shares. See "-- Certain Voting Arrangements."

 (2) Based solely on information provided to the Company on February 10, 1999 by Pilgrim Baxter & Associates, Ltd.

 (3) Based solely on information provided to the Company on February 8, 1999 by Greenberg-Summit Management, L.L.C.

 (4) Based solely on information provided to the Company on February 8, 1999 by Wellington Management Company, LLP.

 (5) Based on a Schedule 13G, dated January 29, 1999, filed with the Commission. Such Schedule 13G states that Wanger Asset Management, L.P. and a related party share voting and dispositive power as to all of such shares.

 (6) Includes 60,000 shares issuable upon the exercise of options under the Company's stock option plans.

 (7) Includes 50,000 shares issuable upon the exercise of options under the Company's stock option plans.

 (8) Does not include 2,000 shares issuable upon the exercise of options under the Company's stock option plans, which options were not exercisable within 60 days of the Record Date.

 (9) Includes 39,000 shares issuable upon the exercise of options under the Company's stock option plans.

(10) Does not include 10,000 shares issuable upon the exercise of options under the Company's stock option plans, which options were not exercisable within 60 days of the Record Date.

(11) Includes 12,000 shares issuable upon the exercise of options under the Company's stock option plans. Does not include 20,000 shares issuable upon the exercise of options under the Company's stock option plans, which options were not exercisable within 60 days of the Record Date.

(12) Does not include 30,000 shares issuable upon the exercise of options under the Company's stock option plans, which options were not exercisable within 60 days of the Record Date.

CERTAIN VOTING ARRANGEMENTS

     On February 5, 1996, the Company issued and sold 276,625 shares of Common Stock to Limeport Investments, LLC ("Limeport") in a private placement transaction. In conjunction with this transaction, Limeport granted Mr. Kopyt an irrevocable proxy entitling him to vote such shares solely in connection with the election of directors of the Company, at any regular or special meeting of the stockholders. The Company believes that, as of February 26, 1999, Limeport beneficially owned 38,312 shares.

     The Company completed the acquisition of Cataract, Inc. ("Cataract") pursuant to a Merger Agreement dated August 30, 1995 (the "Cataract Merger Agreement"). Pursuant to the terms of an Agreement dated December 28, 1998, the former stockholders of Cataract executed Irrevocable Proxies (the "Proxies") appointing Leon Kopyt their attorney-in-fact to vote the 312,311 shares of the Company's Common Stock ("Cataract Shares") the former Cataract stockholders received as part of the merger consideration as to any and all matters. The Proxies expire as follows: (i) the Proxies expire with respect to any Cataract Shares sold in any public or private open market transaction to persons unaffiliated with the former Cataract stockholder upon the settlement date for such transaction; (ii) on August 30, 2000, the Proxies expire with respect to that number of Cataract Shares which is equal to the difference of one-third of the Cataract Shares minus any Cataract Shares previously sold as described in clause (i) above, but only to the extent such difference is positive; (iii) on August 30, 2001, the Proxies expire with respect to that number of Cataract Shares which is equal to the difference of two-thirds of the Cataract Shares minus any Cataract Shares previously sold as described in clause (i) above, but only to the extent such difference is positive; and (iv) on August 30, 2002, the Proxies expire with respect to any remaining Cataract Shares. In any event, the Proxies expire on the date on which Leon Kopyt ceases to serve as Chairman, Chief Executive Officer and President of the Company. As of February 4, 1999, the former stockholders of Cataract have sold 8,600 Cataract Shares in open market transactions in accordance with clause
(i) above. Consequently, as of such date, Mr. Kopyt is the attorney-in-fact with respect to 303,711 of the Cataract Shares.

                                   PROPOSAL 1
                             ELECTION OF DIRECTORS

     In accordance with the Company's Bylaws, as amended, the Board of Directors of the Company is divided into three classes with respect to term of office. Each class includes one-third of the whole number of positions on the Board of Directors or as near thereto as possible. Currently, there are five positions on the Board of Directors, consisting of one Class A director, two Class B directors and two Class C directors. The term of office of the Class A director (Norman S. Berson) expires on the date of the Annual Meeting of Stockholders in 2000; the term of office of the Class B directors (Robert B. Kerr and Woodrow B. Moats, Jr.) expires on the date of the Annual Meeting of Stockholders in 2001; and the term of office of the Class C directors (Leon Kopyt and Stanton Remer) expires at the meeting. At each Annual Meeting of Stockholders, each director whose term then expires is elected to serve for a term of three years and until his successor is duly elected and qualified.

     The two individuals listed below are Class C directors who have been nominated by the Board of Directors to serve as directors until the Annual Meeting of Stockholders in 2002. The directors will be elected by a plurality of the votes of the holders of shares of Common Stock meeting in person or represented by proxy at the meeting. It is the intention of the persons named in the accompanying proxy to vote each proxy executed and returned by a stockholder for the election of the two nominees as directors of the Company, unless authority to do so is withheld on such proxy. Both of the nominees are now directors of the Company.

     Management has no reason to believe that either of its nominees will be unable or unwilling to serve if elected to the Board of Directors and, to the knowledge of management, each of its nominees intends to serve the entire term for which election is sought. However, should either nominee of management become unable or unwilling to accept nomination or election as a director of the Company, the proxies solicited by management will be voted for the election in his stead of such other person as management may recommend.

NOMINEES AND DIRECTORS

     Information with respect to each nominee and each of the Company's directors who will continue to serve in that capacity following the meeting is set forth below:

CLASS C - NOMINEES FOR ELECTION
TO SERVE UNTIL THE ANNUAL
MEETING OF STOCKHOLDERS IN 2002                       DIRECTOR SINCE   AGE
-------------------------------                       --------------   ---
Leon Kopyt..........................................       1991        53
Stanton Remer.......................................       1992        49

     Mr. Kopyt was appointed President and Chief Executive Officer on January 23, 1992 and from May 1, 1990 to that date served as Chief Operating Officer of the Company. Additionally, Mr. Kopyt served as Chief Financial Officer and Treasurer of the Company from 1992 to 1994. Mr. Kopyt's prior experience includes serving as the President and Chief Executive Officer of MTS Corporation and

Socimi International, a transportation and defense products manufacturer, from 1977 to 1990. Mr. Kopyt has been a director of the Company since 1991 and Chairman of the Board since 1992.

     Mr. Remer was appointed Chief Financial Officer and Treasurer in May 1994. Mr. Remer's prior experience includes serving as a director of auditing of a local accounting firm in 1993, serving as Chief Financial Officer of Sterling Supply Corporation from 1991 to 1992 and serving as managing partner of a regional accounting firm from 1983 to 1991. Mr. Remer is a Certified Public Accountant. Mr. Remer has been a director of the Company since 1992.

CLASS A - DIRECTOR ELECTED
TO SERVE UNTIL THE ANNUAL
MEETING OF STOCKHOLDERS IN 2000                       DIRECTOR SINCE   AGE
-------------------------------                       --------------   ---
Norman S. Berson....................................       1987        72

     Mr. Berson has been a shareholder in the law firm of Fineman & Bach, P.C., of Philadelphia, Pennsylvania, and its predecessors since 1981. The Company has retained Fineman & Bach, P.C. to represent it on various legal matters. From 1967 to 1982, Mr. Berson was a member of the House of Representatives of the Commonwealth of Pennsylvania. Mr. Berson has been a director of the Company since 1987.

CLASS B - DIRECTORS ELECTED
TO SERVE UNTIL THE ANNUAL
MEETING OF STOCKHOLDERS IN 2001                       DIRECTOR SINCE   AGE
-------------------------------                       --------------   ---
Robert B. Kerr......................................       1994        56
Woodrow B. Moats, Jr................................       1994        66

     Mr. Kerr is a founder and partner of Everingham & Kerr, Inc., a merger and acquisition consulting firm located in Haddon Heights, New Jersey, which provides professional intermediary services and other consulting services to small and middle market manufacturing, distribution and service businesses. Mr. Kerr's prior experience includes serving as Vice President-Sales, for Shieldalloy Corporation, a specialty metals producer, from 1974 to 1987. Mr. Kerr has been a director of the Company since 1994.

     Mr. Moats is President of W.B. Moats & Associates, Berwyn, Pennsylvania, a marketing communications organization specializing in business-to-business marketing. Mr. Moats' prior experience includes serving as Senior Vice President -Corporate Marketing and Public Relations of National Railway Utilization Corporation from 1975 to 1980. Mr. Moats has been a director of the Company since 1994.

                       EXECUTIVE OFFICERS OF THE COMPANY

     The following are (i) the executive officers of the Company as of February 4, 1999 who will serve until the next annual meeting of stockholders or until their successors are elected or appointed and qualified, and (ii) certain other senior members of management of the Company:

                 NAME                    AGE                  POSITION
                 ----                    ---                  --------
EXECUTIVE OFFICERS
Leon Kopyt.............................  53    Chairman, Chief Executive Officer and
                                               Director
Stanton Remer..........................  49    Chief Financial Officer, Treasurer,
                                               Secretary and Director

SENIOR MEMBERS OF MANAGEMENT
Brian A. Delle Donne...................  42    Executive Vice President of Operations
Rocco Campanelli.......................  48    Senior Vice President and General
                                               Manager of Professional Engineering
Kevin D. Miller........................  32    Senior Vice President of Corporate
                                               Development
Howard Honig...........................  46    Senior Vice President
Peter R. Kaminsky......................  59    Senior Vice President
Michael Saks...........................  42    Vice President and General Manager of
                                               Specialty Healthcare and General
                                               Support

     For a summary of the business experience of Messrs. Kopyt and Remer, see "Proposal 1 - Election of Directors."

     Brian A. Delle Donne was appointed Executive Vice President of Operations in April 1998. Mr. Delle Donne served as President of Knight Facilities Management, a global planning, engineering and management consulting firm from 1997 to 1998. Mr. Delle Donne also served as Senior Vice President of Ogden Projects, Inc., and President and Chief Operating Officer of Ogden Environmental Services.

     Rocco Campanelli was appointed Senior Vice President and General Manager of Professional Engineering in September 1995. Previously, he was a Senior Vice President of Operations and Marketing for Cataract, Inc., a business acquired by the Company in August 1995. He also held the position of Northeast Regional Manager and Vice President of Operations since joining Cataract in 1988. Mr. Campanelli's prior experience includes serving as a Division Manager of Sales and Marketing and Section Manager of the Management Services Section of Impell Corporation, a division of Combustion Engineering, from 1976 to 1988.

     Kevin D. Miller was appointed Senior Vice President of Corporate Development in July 1997. Mr. Miller's prior experience includes serving as an Associate in the corporate finance department of Legg Mason Wood Walker, Incorporated from 1996 to 1997, serving as a business consultant for the Wharton Small Business Development Center from 1995 to 1996 and serving in various capacities in both the audit and corporate finance groups at Ernst & Young, LLP. Mr. Miller is a Certified Public Accountant.

     Howard Honig was appointed Senior Vice President in July of 1998. Mr. Honig's prior experience includes serving as Vice President of Sales and Operations of an international technical consulting and staffing firm from 1997 to 1998. Mr. Honig also served as National Operations Director, Vice President of Organizational Development, and Regional Vice President of Source Services Corp., now a division of Romac International from 1980 through 1997. Mr. Honig started his career in public accounting and served as supervising auditor with Peat Marwick Mitchell and Company, now known as KPMG from 1977 through 1980, and as a senior accountant with Laventhol and Horwath from 1974 through 1977. Mr. Honig is a Certified Public Accountant.

     Peter R. Kaminsky was appointed Senior Vice President in May 1996. Mr. Kaminsky was the founder of The Consortium of Maryland, Inc., a business acquired by the Company in 1996. Mr. Kaminsky's prior experience includes serving as Assistant to the President of a subsidiary of the Equitable Life Assurance Society from 1965 to 1974, where his responsibilities included management recruitment, acquisitions, marketing literature development and public relations.

     Michael Saks was appointed Vice President and General Manager of Specialty Healthcare and General Support in March 1998. Mr. Saks previously served as Vice President of Specialty Healthcare since May 1997. Mr. Saks was an employee of The Consortium from January 1994 until such company was acquired by the Company in March 1996. Mr. Saks' prior experience includes serving as Vice President of M.A. Management Associates, a New York based executive search firm.

                             EXECUTIVE COMPENSATION

     The following table sets forth certain summary information concerning compensation paid or accrued by the Company and its subsidiaries to the Named Officers for the fiscal years ended October 31, 1998, 1997 and 1996.

                           SUMMARY COMPENSATION TABLE

                                                                                                    LONG TERM
                                                          ANNUAL COMPENSATION                     COMPENSATION
                                                ----------------------------------------   ---------------------------
                                                                                            SECURITIES
                                                                                            UNDERLYING
                                                                          OTHER ANNUAL       OPTIONS       ALL OTHER
      NAME AND PRINCIPAL POSITION        YEAR    SALARY        BONUS     COMPENSATION(1)      /SARS       COMPENSATION
      ---------------------------        ----   --------      --------   ---------------   ------------   ------------
Leon Kopyt.............................  1998   $342,309      $358,760           0           190,000        $12,068(2)
President and CEO                        1997   $300,000      $100,000           0           500,000        $10,019(2)
                                         1996   $291,923      $ 50,900           0            11,720        $12,068(2)

Stanton Remer..........................  1998   $124,236      $ 71,752           0            10,000        $ 2,788(2)
CFO, Treasurer and Secretary             1997   $120,000             0           0            50,000        $ 2,650(2)
                                         1996   $120,000             0           0                 0        $ 2,544(2)

Peter R. Kaminsky......................  1998   $262,287             0           0            10,000        $ 4,500(3)
Senior Vice President                    1997   $228,844             0           0            15,000        $ 4,500(3)
                                         1996   $ 94,615             0           0                 0        $ 2,250(3)

Brian A. Delle Donne (4)...............  1998   $ 93,272      $ 50,000           0            30,000              0
Executive Vice President
of Operations

Rocco Campanelli.......................  1998   $100,618      $100,216           0            20,000        $ 4,500(3)
Senior Vice President                    1997   $ 96,323      $ 35,859           0            12,000        $ 4,500(3)
and General Manager of                   1996   $ 67,125             0           0             3,000        $ 4,500(3)
Professional Engineering

Kevin D. Miller (5)....................  1998   $ 60,584      $ 10,000           0            39,000              0
Senior Vice President                    1997   $ 20,000             0           0                 0              0

------------------
(1) During each of the fiscal years ended October 31, 1998, 1997 and 1996, certain Named Officers received personal benefits not reflected for such years in the respective amounts set forth for the salary and bonus for such individual. The dollar amount of such personal benefits did not for any such individual for any such year exceed the lesser of $50,000 or 10% of the total annual salary and bonus reported for such individual for such year.

(2) Represents premiums paid for life and disability insurance.

(3) Represents premiums paid for medical insurance.

(4) Mr. Delle Donne commenced employment with the Company in March 1998.

(5) From July 1997 through December 1997, Mr. Miller was a consultant to the Company. He became employed by the Company in January 1998.

OPTIONS GRANTED DURING THE LAST FISCAL YEAR

     The following table provides information related to options to purchase the Company's Common Stock and stock appreciation rights granted to the Named Officers for the fiscal year ended October 31, 1998, and the potential realizable value of such options and rights at certain assumed annual rates of stock price appreciation. Other than as set forth in the following table, no Named Officer received options or stock appreciation rights from the Company during the last fiscal year.

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                                                                                   POTENTIAL REALIZABLE
                                                                                                     VALUE AT ASSUMED
                                                                                                      ANNUAL RATES OF
                                                                                                 STOCK PRICE APPRECIATION
                                                         INDIVIDUAL GRANTS                            FOR OPTION TERM
                                     ---------------------------------------------------------   -------------------------
                                      NUMBER OF      % OF TOTAL
                                      SECURITIES    OPTIONS/SARS
                                      UNDERLYING     GRANTED TO     EXERCISE OR
                                     OPTIONS/SARS   EMPLOYEES IN     BASE PRICE     EXPIRATION
               NAME                    GRANTED      FISCAL YEAR        ($/SH)          DATE          5%            10%
               ----                  ------------   ------------   --------------   ----------   -----------   -----------
Leon Kopyt.........................    190,000(1)       42.6%      $10.125-11.25    10/08/2008   $1,280,586    $3,245,258
Stanton Remer......................     10,000(1)        2.2%         $10.125       11/01/2007   $   63,676    $  161,366
Brian A. Delle Donne...............     30,000(2)        6.7%         $15.063       11/01/2008   $  284,191    $  720,196
Rocco Campanelli...................     20,000(2)        4.4%         $15.063       11/01/2008   $  189,461    $  480,131
Peter R. Kaminsky..................     15,000(2)        3.4%         $15.063       11/01/2008   $  142,096    $  360,098
Kevin D. Miller....................     39,000(2)        8.7%         $14.125       10/02/2008   $  346,442    $  877,953

------------------
(1) Options are exercisable six months from the date of the grant.
(2) Options are exercisable one year from the date of the grant.

OPTION EXERCISES DURING THE LAST FISCAL YEAR

     The following table provides information related to options to purchase the Company's Common Stock exercised by the Named Officers during the fiscal year ended October 31, 1998 and the number and value of options to purchase such Common Stock held as of the end of such fiscal year. Other than as set forth in the following table, no Named Officer holds any options or stock appreciation rights granted by the Company.

               OPTION EXERCISES AND FISCAL YEAR END OPTION VALUES

                                                             NUMBER OF SECURITIES
                                                             UNDERLYING EXERCISED      VALUE OF UNEXERCISED IN-
                                                                 OPTIONS/SARS           THE-MONEY OPTIONS/SARS
                           SHARES                             AT FISCAL YEAR-END         AT FISCAL YEAR-END(2)
                         ACQUIRED ON                       -------------------------   -------------------------
NAME                      EXERCISE     VALUE REALIZED(1)   EXERCISABLE/UNEXERCISABLE   EXERCISABLE/UNEXERCISABLE
----                     -----------   -----------------   -------------------------   -------------------------
Leon Kopyt.............    104,020        $1,794,865           590,000/                    $4,413,420/
                                                               100,000                      $381,3000
Stanton Remer..........     30,000        $  511,000           60,000/                     $296,280/
                                                                  0                            0
Brian A. Delle Donne...      0               0                    0/                           0/
                                                                30,000                         0
Rocco Campanelli.......      0               0                 12,000/                      $59,256/
                                                                20,000                         0
Peter R. Kaminsky......      0               0                 15,000/                      $73,950/
                                                                10,000                         0
Kevin D. Miller........      0               0                 39,000/                      $36,582/
                                                                  0                            0

------------------

(1) Represents, with respect to each share purchased, the price paid for such share by the underwriters of a public offering of shares of Common Stock of the Company, less the exercise price paid for such share.

(2) Represents, with respect to each share, the closing price for the Common Stock of the Company on the Nasdaq National Market on October 31, 1998, less the exercise price payable for such share.

DIRECTOR COMPENSATION

     Members of the Board of Directors who are not otherwise employees of the Company receive $750 for each Board meeting they attend and $300 for each committee meeting they attend. Such non-employee directors also receive $300 for each special assignment they perform, which assignments are duties performed by directors in addition to regularly assigned tasks of directors.

     Members of the Board of Directors are also eligible to receive options to purchase shares of the Company's Common Stock and stock appreciation rights pursuant to the Company's stock option plans. See " -- Compensation Pursuant to Employee Benefit Plans -- Stock Option Plans."

EMPLOYMENT AGREEMENTS

     The Company has an employment agreement with Leon Kopyt which provides for an annual base salary of $350,000, vacation time and other standard benefits. The agreement is for a term of three years which commenced in March 1996, with an automatic extension for additional periods of one year. Mr. Kopyt's employment agreement is terminable upon the death of such executive officer or if such executive officer is discharged for cause. The employment agreement also includes non-disclosure/non-competition provisions governing the conduct of the executive officer during and after employment.

     Additionally, under Mr. Kopyt's employment agreement, he is to receive a bonus based on the consolidated earnings before interest, income taxes, depreciation and amortization ("EBITDA"). Mr. Kopyt earned a bonus of $358,760 during fiscal 1998.

CHANGE IN CONTROL ARRANGEMENTS

     In December 1993, the Company entered into a Termination Benefits Agreement with Mr. Kopyt that was subsequently amended and restated as of March 18, 1997 (the "Benefits Agreement"). Pursuant to the Benefits Agreement, following a Change in Control (as defined therein) the remaining term of Mr. Kopyt's employment is extended for five years (the "Extended Term"). If Mr. Kopyt's employment is terminated thereafter by the Company other than for cause, or by Mr. Kopyt for good reason (including, among other things, a material change in Mr. Kopyt's salary, title, reporting responsibilities or a change in office location which requires Mr. Kopyt to relocate): the Company is obligated to pay Mr. Kopyt a lump sum equal to his salary and bonus for the remainder of the Extended Term; the exercise price of the options to purchase 500,000 shares granted to Mr. Kopyt under the 1996 Executive Stock Plan will be reduced to 50% of the average market price of the Company's Common Stock for the 60 days prior to the date of termination if the resulting exercise price is less than the original exercise price of $7.125 per share; and the Company shall be obligated to pay to Mr. Kopyt the amount of any excise tax associated with the benefits provided to Mr. Kopyt under the Benefits Agreement. Had there been a change in control as of February 4, 1999, the Company would have had to pay Mr. Kopyt an amount equal to approximately $3.4 million.

COMPENSATION PURSUANT TO EMPLOYEE BENEFIT PLANS

  EMPLOYEE BENEFIT PLANS

     The Company maintains 401(k) plans as of October 31, 1998 for the benefit of eligible employees. The 401(k) plan is a profit-sharing plan, including a cash or deferred arrangement pursuant to Section 401(k) of the Internal Revenue Code of 1986, as amended (the "Code"), sponsored by the Company for purposes of providing eligible employees an opportunity to defer compensation and have such deferred amounts contributed to the 401(k) plan on a pre-tax basis, subject to certain limitations. The Company may, at the discretion of the Board of Directors, make contributions of cash to match deferrals of compensation by participants.

     The Company made no contributions of cash to the 401(k) plans to match deferrals of compensation by participants in the fiscal years ending October 31, 1998, 1997 or 1996. Amounts contributed to the 401(k) plans by executive officers during the fiscal years ended October 31, 1998, 1997 and 1996 were $42,447, $45,321 and $13,380, respectively. The amounts contributed by all employee participants, excluding executive officers, during the period November 1, 1994 to October 31, 1998 totaled $2,996,578.

  STOCK OPTION PLANS

     The Company believes that a key component to the compensation of its executive officers should be through stock options. Stock options utilized by the Company for this purpose have been designed to provide an incentive to these employees by allowing them to directly participate in any increase in the long-term value of the Company. This incentive is intended to reward, motivate and retain the services of executive employees. Stock options are allocated to both executive and non-executive employees on an annual basis by the Compensation Committee. The Company also attracts, rewards and retains the services of nonemployee directors through the use of stock options. These awards are administered by the Board of Directors.

     On February 27, 1986, the stockholders of the Company approved the RCM Technologies, Inc. 1986 Incentive Stock Option Plan (the "1986 Plan") which authorized the issuance not later than October 30, 1995 of up to 60,000 shares of Common Stock to officers, directors and key employees of the Company and its subsidiaries. No shares remain available for issuance under the 1986 Plan.

     On April 23, 1992, the stockholders of the Company approved the RCM Technologies, Inc. 1992 Incentive Stock Option Plan (the "1992 Plan") which authorized the issuance not later than February 13, 2002 of up to 100,000 shares of Common Stock to officers, directors and key employees of the Company and its subsidiaries. At the 1998 Annual Meeting of Stockholders, the stockholders of the Company approved an amendment to the 1992 Plan, which increased the number of shares of Common Stock issuable under the 1992 Plan from 100,000 to 500,000. The 1986 and 1992 Plans contain substantially the same terms. The option terms for the 1986 and 1992 Plans cannot exceed ten years and the exercise price cannot be less than 100% of the fair market value of the shares at the time of grant. As of October 31, 1998, 300,900 shares remained available for issuance under the 1992 Plan.

     On May 19, 1994, the stockholders of the Company approved the RCM Technologies, Inc. 1994 Nonemployee Directors Stock Option Plan (the "1994 Plan") as a means of recruiting and retaining nonemployee directors of the Company, which authorized the issuance not later than July 19, 2004 of up to 80,000 shares of Common Stock. At the 1998 Annual Meeting of Stockholders, the stockholders of the Company approved an amendment to the 1994 Plan, which increased the number of shares of Common Stock issuable under the 1994 Plan from 80,000 to 180,000, and granted the Board of Directors the ability to make discretionary awards thereunder. All director stock options are granted at fair market value at the date of grant. The exercise of options granted is contingent upon service as a director for a period of one year. If the optionee ceases to be a director of the Company before the end of the appropriate vesting period, any option granted shall terminate. As of October 31, 1998, 100,000 shares remained available for issuance under the 1994 Plan.

     On August 15, 1996, the Board of Directors approved the RCM Technologies, Inc. 1996 Executive Stock Plan (the "1996 Executive Plan") which authorized the issuance not later than August 15, 2006 of up to 750,000 shares of Common Stock. On January 15, 1997, the Board of Directors of the Company approved an amendment to the 1996 Executive Plan, which increased the number of shares of Common Stock issuable under the 1996 Executive Plan from 750,000 to 1,250,000. Under its terms, key management employees of the Company and its subsidiaries and members of the Board of Directors of the Company and its subsidiaries are eligible to acquire or increase their proprietary interest in the Company by the grant to such individual of stock options, stock appreciation rights and awards of restricted common stock. As of October 31, 1998, 125,250 shares remained available for issuance under the 1996 Executive Plan. The Board of Directors has now adopted an Amended and Restated 1996 Executive Plan and is submitting this newly adopted plan to the Company's stockholders for approval. See "Proposal 2 -- Approval of the RCM Technologies, Inc. Executive Stock Plan, as amended".

     The 1986 Plan, the 1992 Plan and the 1996 Executive Plan are administered by the Compensation Committee of the Board of Directors (the "Compensation Committee") which is appointed by the Board of Directors of the Company and consists solely of two or more "non-employee directors," as defined in Rule 16b-3(b)(3)(i) of the Securities Exchange Act of 1934 (the "Exchange Act"). The Compensation Committee employs no particular set of mechanical criteria in awarding stock options under such plans. Rather, it evaluates a series of factors including: (i) the overall performance of the Company for the fiscal year in question; (ii) the performance of the individual in question; (iii) the anticipated contribution by the individual to the Company on an overall basis;
(iv) the historical level of compensation of the individual; (v) the level of compensation of similarly situated executives in the Company's history; and (vi) that level of combination of cash compensation and stock options that would be required from a competitive point of view to retain the services of a valued executive officer.

     The 1994 Plan is administered by the Board of Directors. The Board has the authority to interpret the provisions of the plan, to determine all questions thereunder, and to adopt and amend such rules and regulations for its administration as it deems advisable.

                COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURNS

     The following Performance Graph sets forth the Company's total stockholder return as compared to the University of Chicago Graduate School of Business CRSP Total Return Index for The Nasdaq Stock Market ("CRSP Index"), and as compared to a Peer Group selected in good faith by the Company, for October 31, 1993 through October 31, 1998, the last day of the Company's last completed fiscal year. The corporations making up the Peer Group consist of Alternative Resources Corp.; Data Processing Corp.; Interim Services Inc.; Kelly Services; Registry, Inc.; Butler International, Inc.; Headway Corporate Resources; Judge Group, Inc.; Olsten Corp. and SCB Computer Technology, Inc. The chart assumes that $100 was invested on October 31, 1993 in the Company's Common Stock, the CRSP Index and the Peer Group Index, and that all dividends were reinvested. In addition, the graph weighs the peer group on the basis of its respective market capitalization, measured at the beginning of each relevant time period.


                           [CHART WAS INSERTED HERE]


TOTAL RETURN ANALYSIS                            10/31/93   10/31/94   10/31/95   10/31/96   10/31/97   10/31/98
---------------------                            --------   --------   --------   --------   --------   --------
RCM Technologies, Inc..........................  $100.00    $100.00    $104.80    $293.30    $441.90    $459.00
Nasdaq Composite (US)..........................  $100.00    $100.50    $135.40    $159.80    $210.30    $235.90
Peer Group.....................................  $100.00    $128.10    $139.60    $139.40    $149.90    $109.10

     The Performance Graph above is presented in accordance with SEC requirements. Stockholders are cautioned against drawing any conclusions from the data contained herein, as past results are not necessarily indicative of future stock performance. The Performance Graph in no way reflects the Company's forecast of future stock price performance.

               COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

     Based solely on its review of the copies of forms filed pursuant to Section 16(a) of the Securities Exchange Act of 1934, and representations from certain reporting persons that no Forms 5 were required for those persons, the Company believes that all filings required to be made by reporting persons under Section 16(a) were made on a timely basis.

                         BOARD MEETINGS AND COMMITTEES

     During the fiscal year ended October 31, 1998, there were five formal meetings of the Board of Directors. Numerous other actions were undertaken by consent resolutions. The Board of Directors has designated from among its members an Executive Committee, which consists of Messrs. Kopyt and Remer; a Compensation Committee, which consists of Messrs. Moats and Kerr; and an Audit Committee, which consists of Messrs. Kerr and Berson. The Executive Committee, which has been delegated all of the powers of the Board of Directors and is responsible for the operation of the Company between formal meetings of the full Board, held three meetings during the fiscal year. The Compensation Committee, which is responsible for determining the compensation of the officers and employees of the Company and administering the Company's stock option plans, held three meetings during the fiscal year. The Audit Committee, which is responsible for reviewing the Company's financial and accounting practices and controls and making recommendations concerning the engagement of independent auditors, held four meetings during the fiscal year.

                      REPORT OF THE COMPENSATION COMMITTEE

GENERAL

     The Company's policies and procedures relating to the compensation of its executive officers during the fiscal year ended October 31, 1998 and the respective levels and forms of their compensation, including awards made pursuant to the Company's stock option plans, were the responsibility of the Compensation Committee of the Board of Directors of the Company (the "Compensation Committee"), which is comprised of two directors, Robert B. Kerr and Woodrow B. Moats, Jr., who are not employees of the Company or any of its subsidiaries. The primary functions of the Committee include: (i) reviewing, approving and determining, in its discretion, the annual salary, bonus and other benefits, direct and indirect, of the Chief Executive Officer, other management directors, all executive officers and designated other members of senior management (collectively, the "Key Executives"); (ii) reviewing and submitting to the Board recommendations concerning amendments to existing stock option plans or the proposed adoption of any new stock option plans; (iii) negotiating, reviewing, approving and determining, in its discretion, the adoption of any compensatory plans, arrangements or agreements between the Company and any of the Key Executives or any amendments thereto; and (iv) establishing and periodically reviewing the Company's policies in the area of management perquisites.

GOALS

     In determining the amount and composition of executive compensation for the Key Executives and administering the Company's stock option plans, the Compensation Committee is guided by the following goals:

           1. Attract, motivate and retain executives necessary to the Company's success by providing an executive compensation program comparable to that offered by companies with which the Company competes for such executives;

          2. Afford executives an opportunity to acquire or increase their proprietary interest in the Company through the grant of options, stock appreciation rights, and restricted stock awards to align the interest of such executives more closely with those of the overall goals of the Company; and

          3. Ensure that a substantial portion of the executives' compensation is variable and is tied to quantifiable short-term goals (annual performance) and long-term measures (stock-based incentives awards) of the Company's performance.

     These principles are implemented through the Compensation Committee's application of several factors which are considered in establishing the components of the Key Executives' compensation package. As a general rule, the Company attempts to structure a Key Executive's compensation package through the use of essentially three elements: (i) a base salary, which reflects individual performance and is designed primarily to be competitive with salary levels of similar companies with which the Company competes; (ii) annual discretionary bonuses, if any, tied to the Company's achievement of performance goals; and (iii) long-term incentives in the form of stock options or other Company securities which strengthen the mutuality of interest between the Key Executives and the Company's stockholders. Additional factors are also taken into consideration, but to a lesser extent. The Compensation Committee may, in its discretion, apply entirely different factors, particularly different measures of financial performance, in recommending and/or setting executive compensation for future fiscal years, but all compensation decisions will be designed to further the general goals as indicated above.

BASE SALARY

     As a general matter, the Company attempts to establish base salaries for each of its Key Executives based upon their individual performance and contribution to the Company, as measured against executives of comparable positions in similar industries and companies. Many of the Company's Key Executives, however, are employed under employment agreements that were established in connection with certain of the Company's more recent acquisitions. Accordingly, these arrangements were negotiated in the context of an acquisition transaction and are generally based upon the executive's level of compensation prior to such acquisition.

ANNUAL INCENTIVE COMPENSATION

     As a general matter, the Company seeks to award bonuses to reward extraordinary contributions to the Company when measured against the Company's achievement of certain performance goals. The performance goal on which bonuses for Messrs. Kopyt and Remer are based is the EBITDA of the Company. Bonuses for all other Key Executives are generally determined by the Company on a discretionary basis.

LONG-TERM INCENTIVES

     The Compensation Committee intends to periodically consider the grant of stock options or other Company securities to certain of its Key Executives. The grants are intended to be a significant portion of total executive compensation and are designed to align the interests of each Key Executive with those of the stockholders and provide each individual with a significant incentive to manage the Company from the perspective of an owner with an equity stake in the business. Each grant is intended to permit the Key Executive to acquire shares of the Company's Common Stock at a fixed price per share (typically, the market price on the grant date) over a specified period of time (typically up to ten years), thus providing a return to the Key Executive only if the market price of the shares appreciates over the option term. The size of the option grant to each Key Executive would be set to achieve a potential percentage ownership stake in the Company that the Compensation Committee deems appropriate in order to create a meaningful opportunity for stock ownership based upon the individual's current position with the Company, but also takes into account the individual's potential for future responsibility over the option term, the individual's personal performance in recent periods and the individual's current holdings of the Company's Common Stock and stock options. The Compensation Committee believes that financial performance is a better indicator of executive performance than the Company's share price. In assessing such performance, the Compensation Committee examines a number of financial indicators, such as net sales, operating income, net income and earnings per share. However, compensation decisions are not based upon any precise formula and no factor is accorded any greater weight than the other factors.

     During the fiscal year ended October 31, 1998, the Company achieved records in each of the four indicators of financial performance discussed above. In light of these results, during the fiscal year ended October 31, 1998, the Compensation Committee approved the Company's grants to certain Key Executives of options to purchase, in the aggregate, 304,000 shares of the Company's Common Stock.

COMPENSATION OF CHIEF EXECUTIVE OFFICER

     Leon Kopyt is the Chairman of the Board and Chief Executive Officer of the Company. Mr. Kopyt's compensation is determined pursuant to the goals and principles described above and by the terms of his employment agreement and a termination benefits agreement. Further, Mr. Kopyt's compensation was determined based on a study of the compensation of chief executive officers of similarly situated companies. The Compensation Committee believes that Mr. Kopyt's compensation and other arrangements with the Company fairly compensate him for his vision and leadership in the development of the Company, overseeing the successful acquisition and integration of several temporary staffing companies and generally guiding the Company to achieve its goals and objectives. See "-- Annual Incentive Compensation" for incentive compensation for Mr. Kopyt.

EXECUTIVE COMPENSATION POLICY

     The Compensation Committee believes the Company's executive compensation program has enabled the Company to attract, motivate and retain executives by providing competitive total compensation opportunity based on performance. Competitive base salaries that reflect each individual's level of responsibility and annual variable performance-based incentive awards are important elements of the Company's cash compensation policy. The Compensation Committee also believes that the grant of options under the Company's various stock option plans not only aligns the interests of the Key Executives with the Company's stockholders, but creates a competitive advantage for the Company as well. The Compensation Committee believes the Company's executive compensation program strikes an appropriate balance between short and long-term performance objectives. The Compensation Committee believes that the overall compensation package of the Company's Key Executives is consistent with the Compensation Committee's stated goals and objectives.

POLICY REGARDING DEDUCTIBILITY OF COMPENSATION FOR TAX PURPOSES COMPLIANCE WITH INTERNAL REVENUE CODE SECTION 162(M)

     Section 162(m) of the Internal Revenue Code, enacted in 1993, generally disallows a tax deduction to a public company for compensation over $1 million paid to its chief executive officer and any of the four other most highly compensated executive officers. Qualifying performance-based compensation will not be subject to the deduction limitation if certain requirements are met. The Compensation Committee's policy during fiscal 1998 was to structure certain components of the compensation paid to the Company's executive officers whose compensation might exceed $1 million in a manner that would comply with the performance-based compensation rules of Code Section 162(m). These components of such officers' compensation in fiscal 1998 were intended to constitute awards which would be fully deductible under Code Section 162(m). The Compensation Committee continues to review ways in which compensation may be paid to the Company's executive officers so that additional portions of such compensation qualify as performance-based compensation under these rules. The Compensation Committee notes, in this regard, that the adoption of the Amended and Restated RCM Technologies, Inc. 1996 Executive Plan, subject to the approval of the Company's stockholders, has been undertaken as part of the Company's efforts to bring executive compensation within the scope of the performance-based compensation rules, and should enable income attributable to stock options and stock appreciation rights granted thereunder, subsequent to the effective date of the adoption of such plan, to so qualify.

                                COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

                                         Woodrow B. Moats, Jr.
                                                Robert B. Kerr

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Compensation Committee consists of Robert B. Kerr and Woodrow B. Moats, Jr., neither of whom is or has been an officer or employee of the Company or any of its subsidiaries.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Norman S. Berson, a director of the Company, is a shareholder in the law firm of Fineman & Bach, P.C., which serves as counsel to the Company. The Company paid legal fees of $87,100 during fiscal 1998 to Fineman & Bach, P.C.

                                   PROPOSAL 2

                     APPROVAL OF THE RCM TECHNOLOGIES, INC.
                     1996 EXECUTIVE STOCK PLAN, AS AMENDED

     The Stockholders are being asked to vote on a proposal to approve the adoption of the Amended and Restated RCM Technologies, Inc. 1996 Executive Stock Plan (the "Restated Plan" or "Plan"). The Restated Plan was adopted by the Board of Directors effective February 18, 1999 (the "Effective Date"). The Board of Directors believes that the Restated Plan is necessary in order to ensure that the Company will continue to have the ability in the future to attract and retain the services of highly qualified executive officers by providing them with adequate equity incentives in the form of stock options, stock appreciation rights and awards of restricted stock. As of the Effective Date, 125,250 shares were available for future issuance under the Restated Plan. The Board currently intends that the Restated Plan will be the primary vehicle by which stock incentive awards are made to executive officers.

     The Restated Plan limits the number of shares of the Company Common Stock which may be subject to an Option or Options or which may be subject to Rights granted to any one person during a single calendar year to 125,250. IF THE STOCKHOLDERS DO NOT APPROVE THE RESTATED PLAN, NO OPTIONS OR RIGHTS WILL BE GRANTED UNDER THE PLAN AND ANY OPTIONS OR RIGHTS GRANTED ON OR AFTER THE EFFECTIVE DATE WILL BE NULL AND VOID.

     The terms and provisions of the Restated Plan are described more fully below. The description, however, is not intended to be a complete summary of all the terms of the Plan. The Restated Plan is attached to this Proxy Statement as Exhibit A. The statements made in this Proxy Statement with respect to the Plan should be read in conjunction with and are qualified in their entirety by reference to Exhibit A.

     Because executive officers (who may also be members of the Board) are eligible to receive awards under the Plan, each of them has a personal interest in the approval of these amendments.

PURPOSE

     The Board believes that it is in the best interests of the Company to maintain an equity incentive program which will provide a meaningful opportunity for officers, other key management employees and members of the Board of Directors of the Company or any affiliate of the Company to acquire a substantial proprietary interest in the Company or increase their proprietary interest in the Company and thereby encourage such individuals to remain in the Company's service and more closely align their interests with those of the stockholders.

ADMINISTRATION

     The Plan is administered by the Compensation Committee of the Board of Directors (the "Compensation Committee"). The Compensation Committee is appointed by the Board of Directors and consists solely of two or more "non-employee directors," as such term is defined in Rule 16b-3(b)(3)(i) of the Securities Exchange Act of 1934, as amended. The Compensation Committee has the authority to interpret the Plan and establish such rules as it deems necessary for the administration of the Restated Plan. The Compensation Committee has authority to grant stock options ("Options") (which may or may not be designated as "incentive stock options" as that term is defined in the Internal Revenue
Code) and stock appreciation rights ("Rights") and make awards of restricted stock ("Awards") upon any terms it deems appropriate that are not inconsistent with the Plan.

ELIGIBILITY

     Under the Plan, all officers, other key management employees and members of the Board of Directors of the Company or its subsidiaries are eligible to receive Options, Rights or Awards, or any combination thereof, in accordance with the determination of the Compensation Committee, except that any grant to a member of the Compensation Committee will be made by the Board of Directors and not the Compensation Committee. The Compensation Committee, or Board of Directors if the grant or award is to a Compensation Committee member, specifies the number of shares of Common Stock subject to each grant or underlying grant of Options or Rights and each grant of Awards, except that the number of shares of Common Stock subject to each grant of Options or underlying each grant of Rights to any individual, in the aggregate, may not exceed the calendar year limitation noted above. All Options, Rights and Awards granted under the Plan are evidenced by an agreement between a participant and the Company evidencing the terms and conditions of the grant or award to such participant.

SHARES OF STOCK SUBJECT TO THE PLAN

     Subject to adjustments in the number of shares available under the Plan by the Compensation Committee to take into account changes in Common Stock due to a corporate reorganization, merger, consolidation or sale or transfer of substantially all of the Company's properties or assets, or declaration by the Company of a dividend in stock or securities, or any change in the capital structure of the Company due to a stock dividend, stock split or reverse stock split, recapitalization, combination, reclassification, subdivision, consolidation of shares or similar event, the number of shares of Common Stock which may be issued and sold or otherwise granted under the Plan shall not exceed 125,250. In addition, no more than 125,250 shares may be subject to Awards of restricted stock without the approval of the Board. Shares issued under the Plan may be authorized or unissued shares or shares issued and thereafter acquired by the Company.

TYPE OF OPTIONS, PRICE AND EXERCISABILITY

     Options granted under the Plan may, at the discretion of the Compensation Committee, be designated as "incentive stock options" (as defined in the Internal Revenue Code) or as options that are not intended to so qualify, and may be exercised for a period fixed by the Compensation Committee provided, however, that the maximum option term will not exceed ten years from the grant date. The exercise price per share for stock purchased on exercise of an Option will not be less than Fair Market Value of the Company Common Stock on the grant date, unless otherwise provided in the agreement between the Company and the optionee specifying the terms and conditions of the grant. "Fair Market Value" shall mean the average of the highest and lowest price per share at which shares of the Company's Common Stock were sold on the Nasdaq National Market System on such date, or, if there are no reported sales on such date, then on the first preceding day on which there were such sales. The exercise price may be paid in cash, cash equivalent or promissory note or, if provided in the agreement between the Company and the optionee, by shares of the Company's Common Stock; provided, however, that shares of the Company's Common Stock used to pay the exercise price must have a Fair Market Value, as of the day preceding exercise, which is not less than such exercise price. No optionee is to have any stockholder rights with respect to shares subject to such Options until the optionee has exercised the Option and paid the exercise price for the purchased shares, and all withholding and other employment taxes attributable to the exercise of such Option are paid. Options are not assignable or transferable other than by will or the laws of inheritance. During the optionee's lifetime, an Option may be exercised only by such optionee. Options vest and may be exercised as determined by the Compensation Committee. Options may be exercised in part without affecting the shares that remain subject to the Option.

TERMINATION OF EMPLOYMENT, RETIREMENT, DISABILITY OR DEATH

     Upon the termination of employment of an employee to whom an Option has been granted, the vested portion of the Option shall be exercisable only during the 90 day period following the date of termination; provided, however, that if an employee's termination of employment is for cause, the Option will terminate as of the date of termination. The Compensation Committee may stipulate with respect to any Option grant as provided in the agreement between the Company and a participant, that upon termination of employment of an employee to whom an Option has been granted, for any reason other than death, retirement or disability, as determined by the Compensation Committee, the

Company or its successor or assignee shall have the right to repurchase, within 90 days of a written notice to the employee of its intent to repurchase, which notice is to be given within 90 days of termination of employment, the shares of the Company's Common Stock acquired by such employee upon the exercise of the Option and held by such employee at the time of such termination or thereafter for the lower of the price paid by the employee for such shares or the Fair Market Value of such shares as of the effective date of such repurchase. Upon the retirement or disability of an employee to whom an Option is granted, such employee's rights to exercise the Option shall become fully vested (to the extent they have not yet fully vested), and the employee may exercise the Option within one year following such employee's retirement or cessation of employment by the Company or affiliate of the Company on account of disability, as the case may be. Thereafter, all unexercised Options shall be canceled. Upon the death of an employee to whom an Option is granted, (i) while employed by the Company, or
(ii) following his retirement or cessation of employment on account of disability, as the case may be, and prior to the expiration of such employee's rights to exercise such Option, such employee's rights to exercise the Option shall become fully vested (to the extent they have not yet fully vested), and the Option may only be exercised, by the employee's estate or the person or persons to whom the rights under the Option shall pass by will or by law, within one year following the employee's death, or during the remainder of time in which the employee could have exercised the Option, whichever is shorter. Thereafter, all unexercised Options shall be canceled.

ADJUSTMENTS UPON CORPORATE TRANSACTIONS

     In the event of a reorganization, merger or consolidation in which the Company is not the surviving entity, or a merger in which the Company is the survivor, but shares of the Company's Common Stock are converted into other property by virtue of the merger, or upon the sale or transfer of all or substantially all of the assets of the Company, the holder of an Option shall, upon such event, have the right by exercising such Option to purchase securities or other property that would otherwise be receivable upon the consummation of such event by a holder of the number of shares of Company Common Stock that might have been purchased upon the exercise of such Option immediately prior to the event. In the event of a reclassification, stock split, subdivision or combination or stock or other dividend, while an Option or any portion thereof remains outstanding and unexpired, appropriate adjustments shall be made to the number and kind of shares of Company Common Stock issuable upon the exercise of such Option, and the exercise price therefor. In the event of a stock or other dividend, an Option holder shall have the right to acquire upon exercise of such Option without payment of any additional consideration such other or additional securities or other property that would otherwise be receivable by an eligible holder of the number of shares of Company Common Stock that might have been purchased upon the exercise of such Option.

GENERAL TERMS OF RIGHTS, PRICE AND EXERCISABILITY

     Stock Appreciation Rights may be granted under the Restated Plan. The term of Rights granted under the Plan will be fixed by the Compensation Committee provided, however, that the maximum term may not exceed ten years from the grant date. The exercise price per share may not be less than the Fair Market Value (as defined above) per share of the Company Common Stock on the grant date, unless otherwise provided in the agreement between the Company and the optionee specifying the terms and conditions of the grant. Rights are not assignable or transferable other than by will or the laws of inheritance. During the lifetime of the Right holder, the Right may be exercised only by such holder. A Right may be exercised in whole or in part at any time or from time to time in compliance with such requirements as the Committee shall determine. Rights may be exercised in part without affecting the shares that remain subject to the Right. At the discretion of the Compensation Committee, Rights may be granted in conjunction with the grant of Options and may be granted in tandem with the grant of Options, in which case all such Rights shall be subject to the vesting and exercise limitations applicable to such Options.

PAYMENT OF APPRECIATION WITH EXERCISE OF RIGHTS

     Each Right shall entitle the holder thereof on exercise of such Right to the amount of appreciation equal to the excess of the Fair Market Value of a share of Company Common Stock on the exercise date over the exercise price of the Right (the "Spread"). The Spread may be paid, at the discretion of the Compensation Committee, in the form of Company Common Stock or cash. If paid in Company Common Stock, the number of shares of Common Stock that will be issued pursuant to the exercise of Rights shall be determined by dividing the Spread by the Fair Market Value of a share of Common Stock on the exercise date. No fractional shares will be issued upon the exercise of Rights. No payments in cash or Common Stock will be made and no holder of Rights shall have any rights as a stockholder of the Company until all withholding and other employment taxes applicable to the taxable income of such holder of Rights, resulting from the exercise of such Rights, are paid.

GENERAL TERMS OF AWARDS, PRICE, EXERCISABILITY

     Awards of Restricted Stock may be granted under the Restated Plan. Awards granted must be granted within ten years after the Effective Date of the Restated Plan, shall be evidenced by a Restricted Stock Purchase Agreement which shall set forth such terms and conditions as may be determined by the Compensation Committee consistent with the Plan and which shall represent the entire agreement between the Company and the participant. No rights of a participant in the Plan under an Award or a Restricted Stock Purchase Agreement shall be assignable or transferable other than by will or the laws of inheritance, and such rights shall be exercisable during the participant's lifetime only by him. The per share purchase price, if any, of the Company's Common Stock subject to each Award shall be determined by the Compensation Committee on the date of the grant, and the aggregate purchase price of the Common Stock must, unless otherwise agreed by the Compensation Committee, be paid in full to the Company within 30 days after the date of the Award. Payment for the shares subject to each Award shall be made in cash, or at the discretion of the Compensation Committee, cash equivalent or promissory note acceptable to the Compensation Committee. Upon termination of employment of an employee to whom an Award has been granted, for any reason other than death, retirement or disability, as determined by the Compensation Committee, the Company or its successor or assignee shall have the right to repurchase, within 90 days of a written notice to the employee of its intent to repurchase, which notice is to be given within 90 days of termination of employment, the shares of the Company's Common Stock awarded to such employee and held by such employee at the time of such termination or thereafter for the lower of the price paid by the employee for such shares or the Fair Market Value of such shares as of the effective date of such repurchase. No participant in the Plan shall have any rights as a stockholder of the Company until the full purchase price of restricted Common Stock, and all withholding and other employment taxes applicable to the taxable income of such holder of restricted Common Stock resulting from an Award, are paid.

TERMINATION OF OPTIONS AND RIGHTS WITH CORPORATE TRANSACTION

     The Compensation Committee may terminate all or a portion of the outstanding Options and Rights in the event of the liquidation of the Company, or the reorganization, merger or consolidation in which the Company is not the surviving entity, or a merger in which the Company is the survivor, but shares of the Company's Common Stock are converted into other property by virtue of the merger, or upon the sale or transfer of all or substantially all of the assets of the Company. Participants in the Plan shall have 14 days after notice of such termination in which to exercise their Options and Rights to the extent they are otherwise exercisable. The Compensation Committee may, in its sole discretion, accelerate the exercisability of Options or Rights to allow for their exercise during such 14 day period.

RESTRICTIONS ON SALE

     Each share of Common stock purchased pursuant to a Restricted Stock Purchase Agreement or issued upon exercise of an Option or Right will be subject to restrictions on sale as securities not registered under the Securities Act of 1933, as amended, and subject to repurchase by the Company and any applicable Restricted Stock Purchase Agreement and all of which shall be evidenced on stock certificates issued to the participant.

LAPSE OF RESTRICTIONS

     Upon termination of employment of a participant with the Company or its affiliates by reason of death, retirement or disability, as determined by the Compensation Committee, the lapse of the repurchase provisions of the Plan or any agreement between the Company and a participant with respect to an Option, Right or Award under the Plan, payment of all withholding and other employment taxes, and surrender of legended certificates evidencing shares of Common Stock, the Company shall issue to such participant new stock certificates evidencing shares of Common Stock to be delivered free of any restrictive legend.

AMENDMENT AND TERMINATION

     The Board of Directors of the Company may amend or terminate the Plan from time to time; provided, however, that no amendment shall, without a participant's consent, adversely affect any rights of such participant under any Option, Right or Award outstanding at the time of such amendment. No Option, Right or Award may be granted under the Plan after January 1, 2006.

CLOSING QUOTATION

     On February 4, 1999, the closing price of the Company's Common Stock as quoted on the Nasdaq National Market System was $18.69.

FEDERAL INCOME TAX CONSEQUENCES

     Taxation of Nonqualified Options. Options may be granted under the Plan that are not intended to qualify as "incentive stock options" as that term is defined in the Internal Revenue Code of 1986, as amended (the "Code"). A recipient of such an Option will not recognize taxable income at the time of grant, and the Company will not be allowed a deduction by reason of the grant. If the Company Common Stock obtained as a result of the exercise of an Option is vested, the Option holder generally will recognize ordinary income in the taxable year in which the Option is exercised. The amount of ordinary income so recognized will be equal to the excess of the fair market value of the Company Common Stock received at the time of Option exercise over the exercise price paid to exercise the Option. The Company will, subject to various limitations, be allowed a deduction in the same amount. Upon disposition of the shares acquired on the exercise of such an Option, the Option holder will generally recognize a capital gain or loss equal to the difference between the amount realized on the disposition and the Option holder's basis in the shares sold (ordinarily, the fair market value of the shares on the date the Option was exercised). The maximum federal tax rate applicable to such capital gain is determined by reference to the length of time the Option holder held the shares prior to the disposition, as discussed above.

     If the Company Common Stock obtained as a result of the exercise of such an Option is not treated for federal income tax purposes as fully vested (i.e., the shares are treated as subject to a substantial risk of forfeiture) because the Compensation Committee has stipulated in the agreement governing the terms of the Option that the Company (or its successor or assignee) has the right to repurchase such shares of Company Common Stock following a termination of the Option holder's employment for any reason other than death, disability or retirement, for the lower of the price paid for such shares or the Fair Market Value of such shares as of the effective date of such repurchase, the applicable tax rules will defer the recognition of any income until such time as the shares become fully vested, whether as a result of a termination of employment due to death, disability or retirement, or otherwise. The amount of the income recognized on the vesting of such shares will be equal to their Fair Market Value as of that time over the price paid to acquire them. Any dividends paid with respect to such shares prior to their becoming vested would generally be treated as compensation income to the employee and a deduction to the Company. If shares do become vested, they will have a basis equal to their Fair Market Value as taken into account in determining the employee's income attributable to such shares, and will have a holding period (for purposes of determining the maximum capital gains tax rate applicable on a subsequent sale of the shares) measured from their vesting date.

     Notwithstanding the tax treatment described above, an Option holder whose shares are subject to the repurchase provisions described above, may elect, under Section 83(b) of the Code, to have the shares of Company Common Stock treated for federal tax purposes as though they were not subject to a substantial risk of forfeiture. If this election is made, the Fair Market Value of the shares purchased is determined without regard to the restrictions in the Plan that otherwise cause the shares to be subject to a substantial risk of forfeiture. The basis and the holding period applicable to such shares for purposes of determining the amount of capital gain or loss and the maximum capital gains tax rate will be determined by reference to the date they were transferred and their Fair Market Value as of such date. If, however, the shares are later repurchased under the applicable Plan repurchase provisions discussed above, the employee will not be able to claim a loss unless the repurchase occurs at a Fair Market Value determined at the time of the repurchase which is below the purchase price paid for the shares.

     In order to make the election under Section 83(b) of the Code described above, the employee must file, within 30 days of the date the shares were acquired, a written statement with the IRS office where he or she files his or her tax returns, and a copy with the Company. A copy of the filing must also be included with the employee's tax return for the year of the purchase. The 83(b) election statement must contain the following information: the name, address and taxpayer identification number of the taxpayer, a description of the Company Common Stock received, the date of the receipt of the shares and the taxable year for which the election is made, the nature of the repurchase provisions applicable to the Company Common Stock, the Fair Market Value of the Company Common Stock as of the date the shares are received, the purchase price paid for the shares, and a statement indicating that copies of the election have been furnished to other persons as required. The statement must be signed and must indicate that it is made under Section 83(b) of the Code.

     Taxation of Incentive Stock Options. A recipient of an Option that has been designated and qualifies as an "incentive stock option" as that term is defined in the Code ("ISO") will not recognize regular taxable income upon either the grant or exercise of the ISO. The Option holder will recognize capital gain or loss on a disposition of the shares acquired upon exercise of an ISO, provided the Option holder does not dispose of those shares within two years from the date the ISO was granted or within one year after the shares were transferred to such Option holder. For regular federal income tax purposes, the maximum rate of tax applicable to capital gains is dependent on the length of time the shares have been held at the time of sale. If the shares have been held for more than 12 months, the maximum regular federal tax rate applicable to the gain on the sale will be 20%. If the shares have been held for one year or less, the gain on the sale will be taxed at the same maximum tax rate (39.6%) applicable to other taxable income generally. If the Option holder satisfies both of the foregoing holding periods, then the Company will not be allowed a deduction by reason of the grant or exercise of an ISO.

     As a general rule, if the Option holder disposes of the shares acquired through the exercise of an ISO before satisfying both holding period requirements (a "disqualifying disposition"), the gain recognized by the Option holder on the disqualifying disposition will be taxed as ordinary income to the extent of the difference between (a) the lesser of the fair market value of the shares on the date of exercise or the amount received for the shares in the disqualifying disposition, and (b) the adjusted basis of the shares, and the Company will be entitled to a deduction in that amount. The gain (if any) in excess of the amount recognized as ordinary income on a disqualifying disposition will be treated as capital gain, with the maximum federal tax rate determined by reference to the length of time the Option holder held the shares prior to the disposition, as discussed above.

     The amount by which the fair market value of a share at the time of exercise exceeds the option exercise price will be included in the computation of such Option holder's "alternative minimum taxable income" in the year the Option holder exercises the ISO. Currently, the maximum alternative minimum tax rate is 28%. If an Option holder pays alternative minimum tax with respect to the exercise of an ISO, then the amount of such tax paid will be allowed as a credit against regular tax liability in subsequent years. The Option holder's basis in the shares for purposes of the alternative minimum tax will be adjusted when income from a disposition of the shares is included in alternative minimum taxable income.

     Taxation of Rights. Rights granted under the Plan are not taxable income to the recipient at the time of grant, nor is the Company allowed a deduction by reason of such a grant. On exercise of the Rights, however, the grantee will recognize taxable income equal to the value of the Rights as of the time exercised, and the Company will, subject to various limitations, be allowed a deduction in the same amount. The amount of ordinary income so recognized will be equal to the excess of the fair market value of the shares of Company Common Stock underlying the Rights being exercised (determined as of the time of exercise) over the exercise price established with respect to the Rights exercised.

     Taxation of Awards. The Plan is intended to provide eligible employees of the Company with compensation in the form of grants of Company Common Stock, subject to a repurchase right that should be treated for federal income tax purposes as constituting a substantial risk of forfeiture. The Company (or its successor or assignee) has the right to repurchase such shares following a termination of the Option holder's employment for any reason other than death, disability or retirement, for the lower of the price paid for such shares or the Fair Market Value of such shares as of the effective date of such repurchase. As a consequence, the employee who has received such an Award will not be taxed on the Award until the shares become fully vested (as a result of a termination of employment due to death, disability or retirement, or otherwise). The amount of the income recognized on the vesting of such shares will be equal to their Fair Market Value as of that time over the price paid, if any, to acquire them. Any dividends paid with respect to such shares prior to their becoming vested would generally be treated as compensation income to the employee and a deduction to the Company.

     Notwithstanding the tax treatment described above, an employee who has been granted such an Award may elect under Section 83(b) of the Code, to have the shares subject to the Award treated for federal tax purposes as though they were not subject to a substantial risk of forfeiture. If this election is made, the Fair Market Value of the shares purchased is determined without regard to the restrictions in the Plan that otherwise cause the shares to be subject to a substantial risk of forfeiture. The basis and the holding period applicable to such shares for purposes of determining the amount of capital gain or loss and the maximum capital gains tax rate will be determined by reference to the date they were transferred and their Fair Market Value as of such date. If, however, the shares are later repurchased under the applicable Plan repurchase provisions discussed above, the employee will not be able to claim a loss unless the repurchase occurs at a Fair Market Value determined at the time of the repurchase which is below the purchase price paid for the shares.

     The election under Code Section 83(b) must be made in the same manner as described above with respect to unvested shares acquired as a result of the exercise of an Option.

     Deductibility of Executive Compensation Under the Million Dollar Cap Provisions of the Internal Revenue Code. As discussed above, Section 162(m) of the Code sets limits on the deductibility of compensation in excess of $1,000,000 paid by publicly held companies to certain employees (the "million dollar cap"). The IRS has also issued Treasury Regulations which provide rules for the application of the "million dollar cap" deduction limitations. Income which is treated as "performance-based compensation" under these rules will not be subject to the limitation on deductibility imposed by Code Section 162(m). In order for income which is recognized as ordinary compensation income on the exercise of Options or Rights granted under the Plan to be treated as "performance-based" compensation under these rules (i.e., not subject to the deduction limitations of the "million dollar cap"), the Options or Rights must be granted under a plan which (a) is subject to the approval of the Company's stockholders, (b) is in compliance, in form, with certain rules, and (c) is administered consistent with certain rules regarding administration of the plan by "outside directors" (as that term is defined in applicable IRS regulations). In addition, the Options or Rights granted must meet certain requirements, including a requirement that the exercise price be no less than Fair Market

Value as of the date of grant. The Plan, as amended, complies in form with all of the applicable "performance-based compensation" rules, including a provision establishing a maximum number of shares that may be subject to Options and Rights granted to any one employee during a specified period. It is the intention of the Board of Directors to cause the Plan to be administered by "outside directors" to the extent that is possible and to the extent other considerations do not cause the Board of Directors to conclude that such compliance with the administrative rules is not in the best interests of the Company. It is, therefore, anticipated that any ordinary compensation income attributable to Options and Rights granted on or after the effective date of the amendment to the Plan that is described herein, will be treated as "performance-based" compensation exempt from the "million dollar cap" rules unless circumstances at the time of any such grant cause the Board of Directors to determine that compliance with the applicable requirements is not in the best interests of the Company. The Board of Directors also anticipates that it will, in such event, take such steps as it deems appropriate in order to avoid any detrimental impact of the "million dollar cap."

     Stockholder Approval. The Plan, as amended, is being submitted to the stockholders of the Company in compliance with certain rules of the National Association of Securities Dealers Automated Quotation System. The affirmative vote of a majority of the shares of the Company's Common Stock present or represented and entitled to vote at the Annual Meeting is required for the approval of the Plan. If the Plan is not so approved, any grant of Options or Rights under the Plan on or after February 8, 1999 (the effective date of the Plan, as amended) shall be null and void, and no further grants of Options or Rights will be made under the Plan thereafter.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THIS PROPOSAL TO APPROVE THE RESTATED PLAN.

                                   PROPOSAL 3
              RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

     The Board of Directors has appointed Grant Thornton LLP, independent certified public accountants, as independent auditors of the Company for the fiscal year ending October 31, 1999. Representatives of Grant Thornton LLP are expected to be present at the meeting. Such representatives will be given the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from stockholders.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT BY THE BOARD OF DIRECTORS OF GRANT THORNTON LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE 1999 FISCAL YEAR.

                                 OTHER MATTERS

     As of the date hereof, the Board of Directors does not intend to present, nor has it been informed that other persons intend to present, any matters for action at the meeting, other than those specifically referred to herein. If, however, any other matters should properly come before the meeting, it is the intention of the persons named in the proxies to vote the shares represented thereby in accordance with their best judgment on such matters.

     The expenses of soliciting proxies in the form included with this proxy statement and the cost of preparing, assembling and mailing material in connection with such solicitation of proxies will be borne by the Company. In addition to the use of the mail, the Company's directors, officers and employees may solicit proxies personally or by telephone or telegraph. The Company may reimburse brokerage firms and other custodians, nominees or fiduciaries for their reasonable expenses in forwarding proxy material to the beneficial owners of shares.

     A form of proxy is enclosed for your use. Please date, sign and return the proxy at your earliest convenience in the enclosed envelope, which requires no postage if mailed in the United States. A prompt return of your proxy will be appreciated.

             PROPOSALS OF STOCKHOLDERS FOR THE 2000 ANNUAL MEETING

     Proposals of stockholders intended to be presented at the 2000 Annual Meeting of Stockholders must be received by the Secretary of the Company at the Company's principal executive offices by not later than October 29, 1999 to be considered for inclusion in management's proxy statement and form of proxy for that meeting. A proposal which does not comply with the applicable requirements of Rule 14a-8 under the Securities Exchange Act of 1934 will not be included in management's proxy soliciting material for the 2000 Annual Meeting of Stockholders.

     A stockholder of the Company may wish to have a proposal presented at the 2000 Annual Meeting of Stockholders, but not to have such proposal included in the Company's proxy statement and form of proxy relating to that meeting. If notice of any such proposal is not received by the Company by January 12, 2000, then such proposal shall be deemed "untimely" for purposes of Rule 14a-4(c) promulgated under the Securities Exchange Act of 1934 and, therefore, the Company will have the right to exercise discretionary voting authority with respect to such proposal.

                       By Order of the Board of Directors,

                                         /s/ Leon Kopyt
                                        --------------------------------
                                         Leon Kopyt
                                          Chairman of the Board and
                                          Chief Executive Officer

Pennsauken, New Jersey
February 26, 1999

                                   EXHIBIT A
                  AMENDED AND RESTATED RCM TECHNOLOGIES, INC.
                           1996 EXECUTIVE STOCK PLAN

     This Amended and Restated RCM Technologies, Inc. 1996 Executive Stock Plan (the "Plan") is adopted effective as of February 18, 1999 (the "Effective Date").

                                   ARTICLE I

                                  DEFINITIONS

     1.1 Affiliate means any corporation which, with the Company, would be included in a "controlled group of corporations" as such term is defined in
Section 1563 of the Code.

     1.2 Agreement means a written agreement (including any amendment or supplement thereto) between the Company and a Participant specifying the terms and conditions of an Option or Right granted or Award made to such Participant.

     1.3 Award means an Award of restricted Common Stock pursuant to the provisions of Section 8.1 hereof.

     1.4 Board means the Board of Directors of the Company.

     1.5 Code means the Internal Revenue Code of 1986, and any amendments thereto.

     1.6 Committee means the Compensation Committee appointed by the Board which shall consist solely of two or more "non-employee directors" as defined in Rule 16b-3(b)(3)(i) of the Exchange Act.

     1.7 Common Stock means the common stock of the Company.

     1.8 Company means RCM Technologies, Inc.

     1.9 Disabled means a Participant is permanently and totally disabled within the meaning of Section 22(e)(3) of the Code. "Disability" means the condition which renders the Participant Disabled.

     1.10 Effective Date means February 18, 1999.

     1.11 Exchange Act means the Securities Exchange Act of 1934, as amended.

     1.12 Fair Market Value as of any day means the average of the highest price and lowest price per share at which the stock is sold on the National Association of Securities Dealers Automated Quotation System on such day or, in the absence of any reported sale on such day, the first preceding day on which there were such sales.

     1.13 Option means a stock option that entitles the holder to purchase from the Company a stated number of shares of Common Stock at the price set forth in an Agreement. Options may be "incentive stock options" as that term is defined in Section 422 of the Code or may be options that are not intended to qualify as "incentive stock options."

     1.14 Participant means an individual who satisfies the requirements of
Article IV and who is selected by the Committee to receive an Option, Right or Award.

     1.15 Plan means the Amended and Restated RCM Technologies, Inc. 1996 Executive Stock Plan adopted effective February 18, 1999.

     1.16 Retirement means the voluntary termination of employment with the Company by a Participant subsequent to the Participant's completion of at least five years of employment with the Company and attainment of age 55, or otherwise with the express consent of the Board.

     1.17 Right means a stock appreciation right granted under the Plan pursuant to the provisions of Section 7.1 hereof.

                                   ARTICLE II

                                    PURPOSES

     The purpose of the Plan is to advance the interests of the Company and its stockholders by affording to key management employees of the Company and its Affiliates and members of the Board of Directors of the Company and its Affiliates an opportunity to acquire or increase their proprietary interest in the Company by the grant to such individuals of Options, Rights or Awards under the terms set forth herein. By thus encouraging such individuals to become owners of Company shares, the Company seeks to motivate, retain and attract those highly competent individuals upon whose judgment, initiative, leadership and continued efforts the success of the Company in large measure depends.

                                  ARTICLE III

                                 ADMINISTRATION

     The Plan shall be administered by the Committee. The Committee (or the Board, in accordance with Section 4.1 below) shall have authority to grant Options and Rights or make Awards upon such terms (not inconsistent with the provisions of this Plan) as the Committee (or the Board, as applicable) may consider appropriate. Such terms may include conditions (in addition to those contained in this Plan) on the exercisability of all or any part of an Option, Right or Award. In addition, the Committee shall have the authority to designate whether an Option granted under the Plan is intended to qualify as an "incentive stock option" or whether an Option is not intended to so qualify. Notwithstanding any such conditions, the Committee may, in its discretion, accelerate the time at which any Option, Right or Award may be exercised. In addition, the Committee shall have complete authority to interpret all provisions of this Plan, to prescribe the form of Agreements, to adopt, amend and rescind rules and regulations pertaining to the administration of the Plan and to make all other determinations necessary or advisable for the administration of this Plan. The express grant in the Plan of any specific power to the Committee shall not be construed as limiting any power or authority of the Committee. Any decision made, or action taken, by the Committee or in connection with the administration of this Plan shall be final and conclusive. No member of the Committee shall be liable for any act done in good faith with respect to this Plan or any Agreement or Option. All expenses of administering this Plan shall be borne by the Company.

                                   ARTICLE IV

                                  ELIGIBILITY

     4.1 General. Any officer or other key management employee of the Company or an Affiliate or member of the Board of Directors of the Company or an Affiliate, shall be eligible to participate in the Plan. The Committee may grant Options, Rights or Awards or any combination thereof to any eligible individual in accordance with such determination as the Committee from time to time in its sole discretion shall make; provided, however, that any such grant to a member of the Committee shall be made by the Board and not by the Committee.

     4.2 Grants. The Committee (or the Board, as applicable) will designate individuals to whom Options, Rights or Awards are to be granted. The Committee will specify the number of shares of Common Stock subject to each grant of Options, Rights or Awards; provided, however, the number of shares of Common Stock subject to underlying grants of Options or Rights to any individual, in the aggregate, shall not exceed 125,250 for any calendar year. All Options, Rights or Awards granted under this Plan shall be evidenced by Agreements which shall be subject to applicable provisions of this Plan and to such other provisions as the Committee may adopt. By way of example and not of limitation, the Agreement evidencing an Option, Right or Award granted under this Plan may include provisions accelerating the term, terminating the Option, Right or Award upon the occurrence of certain events, a requirement that the Common Stock acquired upon the exercise of the Option, Right or Award be held under voting trust agreements and provisions regarding the repurchase or call of such shares at a defined purchase price upon the occurrence of certain events.

                                   ARTICLE V

                      SHARES OF STOCK SUBJECT TO THE PLAN

     Subject to adjustment pursuant to the provisions of Sections 6.9 and 10.1 hereafter, the number of shares of Common Stock which may be issued and sold or otherwise granted hereunder, as of the Effective Date, shall not exceed 125,250 provided, however that in the absence of Board approval no more than 125,250 shares may be subject to Awards of restricted stock hereunder. Such shares may be either authorized or unissued shares or shares issued and thereafter acquired by the Company.

     If an Option or Right is terminated for any reason other than its exercise, or if restricted stock is repurchased or otherwise re-acquired by the Company, the number of shares of Common Stock allocated to the Option, Right or Award or portion thereof may be reallocated to other Options, Rights or Awards to be granted under this Plan.

                                   ARTICLE VI

                                    OPTIONS

     6.1 Exercise Price. Unless otherwise provided in the Agreement, the price per share for Common Stock purchased on the exercise of an Option shall be the Fair Market Value of the Common Stock on the date of grant.

     6.2 Maximum Exercise Period. The maximum period in which an Option may be exercised shall be determined by the Committee on the date of grant, but in no event shall such period exceed ten (10) years from the date of grant of the Option.

     6.3 Nontransferability. Any Option granted under this Plan shall be nontransferable except by will or by the laws of descent and distribution. During the lifetime of the Participant to whom the Option is granted, the Option may be exercised only by the Participant. No right or interest of a Participant in any Option shall be liable for, or subject to, any lien, obligation, or liability of such Participant.

     6.4 Vesting and Exercise. Subject to the provisions of this Article VI,
Article IX and Article X, Options shall vest and may be exercised by the Participant as determined by the Committee. An Option granted under this Plan may be exercised with respect to any number of whole shares less than the full number for which the Option could be exercised. A partial exercise of an Option shall not affect the right to exercise the Option from time to time in accordance with this Plan and the applicable Agreement with respect to the shares that remain subject to the Option.

     6.5 Vesting Following Termination of Employment, Retirement, Disability, Death or a Change in Control of the Company. Subject to the provisions of this
Article VI, Article IX and Article X, and except as may otherwise be provided in the Agreement, the exercise of Options shall be subject to the following limitations and/or conditions:

          (a) Upon the termination of the Participant's employment with the Company or an Affiliate, the vested portion of the Option shall be exercisable only during the ninety day period following the date on which the Participant's employment terminates; provided, however, that if the Company notifies the Participant in writing that the termination of the Participant's employment is for "Cause", then the vested portion of the Option may only be exercised on or before the date that the Participant's employment terminates. Thereafter, all unexercised Options shall be cancelled.

          (b) In the event the Participant ceases to be employed by the Company and its Affiliates on account of the Participant's Retirement, the Participant's rights to exercise the Option shall become fully vested (to the extent they are not otherwise fully vested) and the Participant may only exercise the Option at any time within one year next following his Retirement, for the number of shares he was entitled to purchase as of the effective date of his Retirement. Thereafter, all unexercised Options shall be cancelled.

          (c) If the Participant becomes Disabled during his employment with the Company or an Affiliate, the Participant's rights to exercise the Option shall become fully vested (to the extent they are not otherwise fully vested), and the Participant may only exercise the Option within one year of the date that he ceased to be employed by the Company and its Affiliates on account of such Disability. Thereafter, all unexercised Options shall be cancelled.

          (d) In the event the Participant dies (i) while employed by the Company or an Affiliate, (ii) following his Retirement and prior to the expiration of the Participant's rights under paragraph (b) of this Section 6.5, or (iii) following his termination of employment on account of Disability and prior to the expiration of the Participant's rights under paragraph (c) of this Section 6.5, the Participant's rights to exercise the Option shall become fully vested (to the extent they are not otherwise fully vested) and the Option may only be exercised by the Participant's estate, or the person or persons to whom his rights under the Option shall pass by will or the laws of descent and distribution, within one year of the Participant's death or during the remainder of the period in which the Participant could have exercised this Option under paragraph (b) or (c) of this Section 6.5, as applicable, whichever is shorter. Thereafter, all unexercised Options shall be cancelled.

     6.6 Payment. Unless otherwise provided by the Agreement, payment of the Option price shall be made in cash, cash equivalent or promissory note acceptable to the Committee. If the Agreement provides, payment of all or part of the Option price may be made by surrendering shares of Common Stock to the Company. If Common Stock is used to pay all or part of the Option price, the shares surrendered must have a Fair Market Value (determined as of the day preceding the date of the exercise) that is not less than such price or part thereof

     6.7 Rights as Stockholder. No Participant shall have any rights as a stockholder with respect to shares of Common Stock subject to his Option until the Option price is paid in accordance with Section 6.6 hereof and the full amount of all withholding or other employment taxes applicable to the taxable income of such Participant resulting from the exercise of his Option is paid, in such manner as the Committee may provide.

     6.8 Repurchase of Options Shares. To the extent provided by the Committee with respect to any Option grant, the Agreement shall provide that upon termination of employment of the Participant by the Company or its Affiliates for any reason other than death, Retirement or Disability as determined by the Committee, if the Company (or its successor or assignee) so elects and notifies the Participant in writing within 90 days of such termination (the "Notice of Repurchase"), all shares of Common Stock acquired by a Participant at any time upon the exercise of an Option and held by the Participant at the time of such termination or at any time thereafter shall be sold by the Participant and repurchased by the Company within 90 days of such Notice of Repurchase for the lower of the price per share which the Participant paid upon acquisition of such shares or the Fair Market Value of such shares as of the effective date of such repurchase, and the Participant shall forthwith surrender and deliver to the Company the legended certificates evidencing such shares.

     6.9 Adjustment Upon Changes in Common Stock.

          (a) Reorganization, Merger or Sale of Assets. If at any time while an Option, or any portion thereof, is outstanding and unexpired there shall be
     (i) a reorganization (other than a combination, reclassification, exchange or subdivision of shares otherwise provided for herein), (ii) a merger or consolidation of the Company with or into another corporation in which the Company is not the surviving entity, or a merger in which the Company is the surviving entity but the shares of the Company's capital stock outstanding immediately prior to the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise, or (iii) a sale or transfer of substantially all of the Company's properties and assets as, or substantially as, an entirety to any other person, then, as a part of such reorganization, merger, consolidation, sale or transfer, subject to the provisions of Section 10.2 hereafter, lawful provision shall be made so that the holder of an Option then outstanding shall upon such reorganization, merger, consolidation, sale or transfer, have the right thereafter by exercising such Option to purchase the kind and number of shares of Common Stock or other securities or property (including cash) otherwise receivable upon such reorganization, merger, consolidation or sale or transfer, by a holder of the number of shares of Common Stock that might have been purchased upon exercise of such Option immediately prior to such reorganization, merger, consolidation or sale or transfer. The foregoing provisions of this Subsection 6.9(i) shall similarly apply to successive reorganizations, consolidations, mergers, sales and transfers and to the stock or securities of any other corporation that are at the time receivable upon the exercise of an Option. If the per-share consideration payable to the Participant hereof for shares in connection with any such transaction is in a form other than cash or marketable securities, then the value of such consideration shall be determined in good faith by the Committee. In all events, appropriate adjustment (as determined in good faith by the Committee) shall be made in the application of the provisions of an Option with respect to the rights and interests of the Participant after the transaction, to the end that the provisions of an Option shall be applicable after that event, as near as reasonably may be, in relation to any shares or other property deliverable after that event upon exercise of an Option.

          (b) Reclassification. If the Company, at any time while an Option or any portion thereof, remains outstanding and unexpired, by reclassification of securities or otherwise, shall change any of the securities as to which purchase rights under such Option shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities that were subject to the purchase rights under such Option immediately prior to such reclassification or other change and the exercise price therefore (if applicable) shall be appropriately adjusted, all subject to further adjustment as provided in this Section 6.9.

          (c) Split, Subdivision or Combination of Shares. If the Company at any time while an Option or any portion thereof, remains outstanding and unexpired shall split, subdivide or combine the securities as to which purchase rights under such Option exist, into a different number of securities of the same class, the exercise price (if applicable) and the number of shares issuable upon exercise of such Option shall be proportionately adjusted.

          (d) Adjustments for Dividends in Stock or Other Securities or Property. If while an Option or any portion hereof, remains outstanding and unexpired the holders of the securities as to which purchase rights under such Option exist at the time shall have received, or, on or after the record date fixed for the determination of eligible shareholders, shall have become entitled to receive, without payment therefor, other or additional stock or other securities or property (other than cash) of the Company by way of dividend, then and in each case, such Option shall represent the right to acquire, in addition to the number of shares of the security receivable upon exercise of such Option and without payment of any additional consideration therefor, the amount of such other or additional stock or other securities or property (other than cash) of the Company that such holder would hold on the date of such exercise had it been the holder of record of the security receivable upon exercise of such Option on the date hereof and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such shares and/or all other additional stock, other securities or property available by such Option, Right or Award as aforesaid during such period.

     6.10 Special Rules Relating to Incentive Stock Options.

          (a) Notwithstanding anything herein to the contrary, if an Option which is designated as an "incentive stock option" is granted to an employee who then owns, directly or by attribution under Section 424(d) of the Code, shares possessing more than ten percent of the total combined voting power of all classes of stock of the Company or an Affiliate, then the Option Price shall be at least 110% of the Fair Market Value of the Shares on the date the Option is granted, nor shall any such Option be exercisable on or after the fifth anniversary of the date of its grant.

          (b) To the extent that the aggregate fair market value of the shares of Common Stock (determined at the time an Option which is designated as an "incentive stock option" is granted) with respect to which incentive stock options under all incentive stock option plans of the Company or its affiliates are exercisable for the first time by the Optionee during any calendar year exceeds $100,000, such incentive stock options shall, to the extent of such excess, be treated as Options that are not incentive stock options. This paragraph (b) shall be interpreted consistent with the requirements of Code Section 422(d) (or any successor thereto) and shall be automatically deemed to be modified to comply with such Code provision, as it may be amended from time to time. This paragraph (b) shall be of no further force or effect if the limits set forth in such section of the Code are repealed.

                                  ARTICLE VII

                                     RIGHTS

     7.1 Exercise Price. Unless otherwise provided in the Agreement, the price per share for Common Stock associated with each Right shall be the Fair Market Value of the Common Stock on the date of grant.

     7.2 Maximum Exercise Period. The maximum period in which a Right may be exercised shall be determined by the Committee on the date of grant, but in no event shall such period exceed ten (10) years from the date of grant of the Right.

     7.3 Nontransferability. Any Right granted under this Plan shall be nontransferable except by will or by the laws of descent and distribution. During the lifetime of the Participant to whom the Right is granted, the Right may be exercised only by the Participant. No right or interest of a Participant in any Right shall be liable for, or subject to, any lien, obligation, or liability of such Participant.

     7.4 Manner of Exercise. Subject to the provisions of Articles VII and X, a Right may be exercised in whole at any time or in part from time to time at such times and in compliance with such requirements as the Committee shall determine. A Right granted under this Plan may be exercised with respect to any number of whole shares less than the full number for which the Right could be exercised. A partial exercise of a Right shall not affect the right to exercise the Right from time to time in accordance with this Plan and the applicable Agreement with respect to the option shares that remain subject to the Right.

     7.5 Appreciation Available. Each Right shall entitle a Participant to the amount of appreciation equal to (i) the excess of the Fair Market Value of a share of Common Stock on the exercise date over (ii) the exercise price of the Right. The total appreciation available to a Participant from any exercise of Rights shall be equal to the number of Rights being exercised, multiplied by the amount of appreciation per Right determined under the preceding sentence.

     7.6 Payment of Appreciation. In the discretion of the Committee, the total appreciation available to a Participant from an exercise of Rights may be paid to the Participant either in Common Stock or in cash. If paid in cash, the amount thereof shall be the amount of appreciation determined under Section 7.5 above. If paid in Common Stock, the number of shares of Common Stock that shall be issued pursuant to the exercise of Rights shall be determined by dividing the amount of appreciation determined under Section 7.5 above by the Fair Market Value of a share of Common Stock on the exercise date of the Rights; provided, however, that no fractional shares shall be issued upon the exercise of Rights. No such payments of cash or Common Stock shall be made until the full amount of all withholding or other employment taxes applicable to the taxable income of such Participant resulting from the exercise of his Right is paid, in such manner as the Committee may provide.

     7.7 Rights Tandem To Options. In the discretion of the Committee, Rights may be granted in conjunction with the grant of Options; such Rights may be in tandem with such Options. Unless otherwise provided in the Agreement all such Rights shall be subject to the vesting and exercise limitations applicable to such Options.

     7.8 Rights as Stockholder. No Participant shall have any rights as a stockholder with respect to the appreciation being paid in the form of Common Stock pursuant to Section 7.6 above until the withholding and other employment tax obligations referred to therein are satisfied.

                                  ARTICLE VIII

                                     AWARDS

     8.1 General. Each Award granted hereunder must be granted within ten years from the effective date of the Plan and shall be evidenced by a written Restricted Stock Purchase Agreement dated as of the date of the Award, which Agreement shall set forth such terms and conditions as may be determined by the Committee consistent with the Plan, including but not limited to the restrictions set forth in Section 8.3 hereof, and which Agreement shall constitute the entire agreement between the Company and the Participant with respect to such Award and the Common Stock subject thereto.

     No rights of the Participant under an Award or a Restricted Stock Purchase Agreement shall be transferable other than by will or the laws of descent and distribution, and such rights shall be exercisable during the Participant's lifetime only by him.

     8.2 Stock Purchase Price. The per share purchase price of the Common Stock subject to each Award shall be determined by the Committee on the date of grant, and the aggregate purchase price of the Common Stock must unless otherwise agreed by the Committee be paid in full to the Company at its principal office within thirty (30) days after the date of the Award. Payment for the shares subject to each Award shall be made in cash, or in the discretion of the Committee, cash equivalent or promissory note acceptable to the Committee.

     8.3 Repurchase of Shares. Upon termination of employment of the Participant by the Company or its Affiliates for any reason other than death, Retirement or Disability as determined by the Committee, if the Company (or its successor or assignee) so elects and upon delivery of a Notice of Termination within 90 days of such termination, all such shares of Common Stock awarded to the Participant and held as of the date of such termination shall be sold and repurchased by the Company within 90 days of such Notice of Repurchase for the lower of the price per share which the Participant paid upon acquisition of such shares or the Fair Market Value of such shares as of the effective date of such repurchase, and the Participant shall forthwith surrender and deliver to the Company the legended certificates evidencing such shares.

     8.4 Rights as Stockholder. Subject to the provisions of Section 8.3 hereof, upon payment by the Participant of the purchase price of restricted Common Stock as set forth in Section 8.2 hereof, and the payment of withholding and other employment tax obligations the Participant shall have all the rights of a stockholder with respect to such shares of Common Stock, including the right to vote the shares and receive all dividends and other distributions paid or made with respect thereof.

                                   ARTICLE IX

             COMPLIANCE WITH LAW AND APPROVAL OF REGULATORY BODIES

     It is intended that the Options, Rights and Awards granted hereunder shall be exempt from Section 16(b) of the Exchange Act. Whenever possible, each provision of this Plan or each Agreement shall be interpreted in such a manner as to cause such Option, Right or Award to be so exempt from Section 16(b) of the Exchange Act. If a provision of this Plan or the Agreement shall cause such Option, Right or Award not to be exempt under Section 16(b) of the Exchange Act, such provision at the discretion of the Committee shall be deemed ineffective to the extent it shall cause such failure to be exempt without invalidating the remainder of such provision, the Plan or the Agreement. The Options granted hereunder are not "incentive stock options" within the meaning of Section 422 of the Code. No Option or Right shall be exercisable, no Common Stock shall be issued, no certificates for shares of Common Stock shall be delivered, no restricted stock exchanged and no payment shall be made under this Plan except in compliance with all applicable federal and state laws and regulations (including, without limitation, withholding tax requirements), any listing agreement to which the Company is a party, and the rules of all domestic stock exchanges on which the Company's shares may be listed. The Company shall have the right to rely on an opinion of its counsel as to such compliance. Any share certificate issued to evidence Common Stock for which an Option or Right is exercised may bear such legends and statements as the Committee may deem advisable to assure compliance with federal and state laws and regulations. No Option or Right shall be exercisable, no Common Stock shall be issued, no certificate for shares shall be delivered, no restricted stock exchanged and no payment shall be made under this Plan until the Company has obtained such consent or approval as the Committee may deem advisable from regulatory bodies having jurisdiction over such matters.

                                   ARTICLE X
                               GENERAL PROVISIONS

     10.1 Capital Adjustments.

          (a) The maximum number of shares as to which Options, Rights or Awards may be granted under this Plan shall be proportionately adjusted, and the terms of outstanding Options, Rights or Awards shall be adjusted, as the Committee shall determine to be equitably required, in the event that the Company effects one or more stock dividends, stock split-ups or reverse stock splits, recapitalization, combinations, reclassifications, subdivisions, consolidations of shares or like change in the capital structure of the Company. Any determination made under this Article X by the Committee shall be final and conclusive.

          (b) The issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, outstanding awards of Options or Rights.

          (c) The Committee may grant Options, Rights or Awards in substitution for stock awards, stock options, stock appreciation rights, or similar awards in connection with a transaction described in Sub-section 10.1 (a). Notwithstanding any provision of the Plan (other than the limitation of Article V), the terms of such substituted Option grant shall be as the Committee, in its discretion, determines is appropriate; provided, however, that no such action by the Committee shall deprive any person, without such person's consent, of any rights previously granted pursuant to the Plan.

     10.2 Termination of Options and Rights. The Committee, in its sole discretion, may terminate all or less than all of the outstanding Options and Rights in the event of the liquidation of the Company or in the event that the Company is party to a corporate transaction described in Section 6.9. In the event of such termination, the Committee shall give each Participant written notice of the termination and a period of fourteen days in which to exercise his Options and Rights, to the extent they are otherwise exercisable. The Committee, in its sole discretion, may accelerate the exercisability of an Option or Right to allow for its exercise during such fourteen day period.

     10.3 Restrictions on Sale or Other Transfer. Each share of Common Stock purchased pursuant to each Restricted Stock Purchase Agreement or issued upon exercise of an Option or a Right shall be subject to the following restrictions:

          (a) Stock certificates evidencing such shares shall be issued in the sole name of the Participant and delivered to him, and each such certificate shall bear the following legend:

             (i) "THE SHARES OF RCM TECHNOLOGIES, INC. COMMON STOCK EVIDENCED BY THIS CERTIFICATE ARE SUBJECT TO REPURCHASE BY RCM TECHNOLOGIES, INC., AND SUCH SHARES MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO THE PROVISIONS OF THE RESTRICTED STOCK PURCHASE AGREEMENT BY AND BETWEEN RCM TECHNOLOGIES, INC. AND THE REGISTERED OWNER OF SUCH SHARES."

             (ii) "THE SHARES OF RCM TECHNOLOGIES, INC. COMMON STOCK EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT COVERING SUCH SECURITIES, THE SALE IS MADE IN ACCORDANCE WITH RULE 144 OR RULE 701 UNDER THE ACT, OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THESE SECURITIES REASONABLY SATISFACTORY TO THE COMPANY, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT."

          (b) No such share of Common Stock may be sold, transferred, or otherwise alienated or hypothecated so long as the certificate evidencing such share bears the legend provided for in paragraph (a)(i) of this
     Section 10.3.

     10.4 Lapse of Restrictions.

          (a) Upon termination of employment of the Participant by the Company or its Affiliates by reason of, but only by reason of, death, Retirement or Disability as determined by the Committee, the lapse of the repurchase provisions of this Plan or any Agreement, and, upon surrender and presentation to the Company of the legended certificates evidencing such shares of Common Stock, the Company shall cause new certificates evidencing such shares to be issued and delivered to the Participant or his legal representative, free from the legends provided for in paragraph (a)(i) of
     Section 10.3 hereof.

          (b) The foregoing notwithstanding, no stock certificate shall be delivered to the Participant or his legal representative as hereinabove provided unless and until the Participant or his legal representative shall have paid to the Company in cash or otherwise as the Committee may provide the full amount of all withholding or other employment taxes applicable to the taxable income of such Participant resulting form the lapse of such restrictions.

     10.5 Effect on Employment, Etc. Neither the adoption of this Plan, its operation, nor any documents describing or referring to this Plan (or any part thereof) shall confer upon any individual any right to continue in the employ or service of the Company or an Affiliate or in any way affect any right and power of the Company or an Affiliate to terminate the employment or service of any person at any time with or without assigning a reason therefor.

     10.6 Other Compensation Plans. The adoption of the Plan shall not affect any other stock option or incentive or other compensation plans in effect for the Company or any Affiliate, nor shall the Plan preclude the Company or any Affiliate from establishing any other forms of incentive or other compensation for employees of the Company or any Affiliate.

     10.7 Unfunded Plan. The Plan, insofar as it provides for grants, shall be unfunded, and the Company shall not be required to segregate any assets that may at any time be represented by grants under this Plan. Any liability of the Company to any person with respect to any grant under this Plan shall be based solely upon any contractual obligation that may be created pursuant to this Plan. No such obligation of the Company shall be deemed to be secured by any pledge of, or other encumbrance on, any property of the Company.

     10.8 Rules of Construction. Headings are given to the articles and sections of this Plan solely as a convenience to facilitate reference. The reference to any statute, regulation, or other provision of law shall be construed to refer to any amendment to or successor of such provision of law.

     10.9 Governing Law. This Plan and each Agreement shall be governed by the laws of the Commonwealth of Pennsylvania.

                                   ARTICLE XI

                                   AMENDMENT

     The Board may amend or terminate this Plan from time to time; provided, however, that no amendment shall, without a Participant's consent, adversely affect any rights of such Participant under any Option , Right or Award that is outstanding at the time such amendment is made. Notwithstanding the foregoing, the Board may not amend the Plan to change the class of individuals eligible to receive incentive stock options or to increase the maximum number of shares of Common Stock as to which Options may be granted without obtaining approval, within 12 months before or after such action, by the stockholder in the manner required by state law.

                                  ARTICLE XII

                                DURATION OF PLAN

     No Option, Right or Award may be granted under this Plan after January 1, 2006. Options, Rights and Awards granted before that date shall remain valid in accordance with their terms.

                                  ARTICLE XIII

                             EFFECTIVE DATE OF PLAN

     Options, Rights and Awards may be granted under this Plan upon its adoption by the Board; provided, however, that any grants of Options made under this Plan shall be subject to the approval of the Plan by the stockholders of the Company within 12 months of the date the Plan is adopted. In the event the approval of the Company's stockholders is not so obtained, all grants of Options made on or after the Effective Date shall be null and void, and no further Options shall be granted under the Plan.

April 21, 1999

                             RCM TECHNOLOGIES, INC.
                              2500 McCLELLAN AVENUE
                                    SUITE 350
                          PENNSAUKEN, NEW JERSEY 08109

                    THIS PROXY IS SOLICITED ON BEHALF OF THE
                        BOARD OF DIRECTORS OF THE COMPANY

The undersigned, a stockholder of RCM Technologies, Inc., a Nevada corporation (the "Company"), hereby appoints Leon Kopyt and Stanton Remer, and each of them, as the true and lawful attorneys and proxies of the undersigned, with full power of substitution, for and in the name of the undersigned, to vote and otherwise act on behalf of the undersigned at the Annual Meeting of Stockholders of the Company to be held at the Philadelphia Marriott Hotel, 1201 Market Street, Philadelphia, Pennsylvania on Wednesday, April 21, 1999, at 6:00 p.m., local time, and at any adjournment or adjournments thereof, with respect to all shares of the Company's Common Stock which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, on the following matters:


       Please mark your
 /X/ votes as in this example.


                    FOR both nominees
                    listed at right (except
                    as marked to the
                    contrary below)            WITHHELD
The election of              / /                  / /    Nominees: Leon Kopyt
two Class C                                                        Stanton Remer
directors, each to serve until the expiration of his term and until his successor is elected and qualified.

INSTRUCTION. To withhold authority to vote for any individual nominee, write that nominee's name on the line below.


---------------------------------------------------

                                                   FOR     AGAINST   ABSTAIN

2.   Approval of adoption of the Company's        /  /       /  /      /  /
     Amended and Restated 1996 Executive
     Stock Plan.

3.   Ratification of the appointment by the       /  /       /  /      /  /
     Board of Directors of Grant Thornton LLP as independent auditors for the Company for the fiscal year ending October 31, 1999.

4. In their discretion, the named proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournment(s) thereof.



THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS GIVEN, THE PROXY WILL BE VOTED "FOR" ALL NOMINEES FOR DIRECTOR, "FOR" PROPOSAL #2, "FOR" PROPOSAL #3 AND IN THE PROXIES' DISCRETION ON ANY OTHER MATTERS TO COME BEFORE THE MEETING.



Signature(s)                             Dated:
            ------------------------            ---------------------------

PLEASE DATE THIS PROXY AND SIGN ABOVE exactly as your name appears hereon. When there is more than one owner, each should sign. When signing as an attorney, administrator, executor, guardian or trustee, please add your title as such. If executed by a corporation, give title as such.